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                                                                    EXHIBIT 10.5


                              OFFICE BUILDING LEASE

This OFFICE BUILDING LEASE ("Lease") is entered into as of the 4th day of February 2000, by and between KOLL-LSI I, LLC, a Delaware limited liability company ("Landlord"), and HIGH SPEED ACCESS CORP. , a Delaware corporation ("Tenant").

1. BASIC LEASE TERMS. For purposes of this Lease, the following terms have the following definitions and meanings:

(a) LANDLORD: KOLL-LSI I, LLC, a Delaware limited liability company .

(b) LANDLORD'S ADDRESS (FOR NOTICES): 1200 Seventeenth Street, Suite 550, Denver, CO 80202, Attention: Steve Hager, or such other place as Landlord may from time to time designate by notice to Tenant.

(c) TENANT: HIGH SPEED ACCESS CORP., a Delaware corporation

(d) TENANT'S ADDRESS (FOR NOTICES): Before the Commencement Date:

    4100 East Mississippi Avenue, Suite 1150
    Denver, CO 80246 Attn: Richard Pulley

After the Commencement Date, to the Premises, Attn: Richard Pulley, or such other place as Tenant may from time to time designate by notice to Landlord.

(e) DEVELOPMENT: The parcel(s) of real property commonly known as the Jefferson Corporate Center and located in the City of Littleton (the "City"), County of Jefferson (the "County"), State of Colorado ("State"), as shown on the site plan attached hereto as Exhibit "A-I". Tenant acknowledges that Landlord was formed as a joint venture between Koll Development Company ("Koll") and Land Securities Investors, Ltd. ("LSI") to own and develop the Premises, but that LSI is the fee owner of the Development. While it is Koll's and LSI's present intention to form separate joint venture entities in connection with potential future development of other sites within the Development, Koll does not own a fee interest in any of the other sites within the Development.

(f) BUILDING: A three (3) story office building located within the Development, which Building contains approximately 69,978 Rentable Square Feet (subject to adjustment as provided in Exhibit "B"), with the street address of 10901 West Toller Drive, Littleton, Colorado 80127.

(g) PREMISES: Those premises generally shown on the floor plans attached hereto as Exhibit "A-III", comprising the entirety of the Building, and containing approximately 69,978 Rentable Square Feet and 67,109 Usable Square Feet (subject to adjustment as provided in Exhibit "B" and Exhibit "D").

(h) TENANT'S PERCENTAGE: Tenant's percentage of the Building is 100%.

(i) TERM: Five (5) Lease Years and zero (0) Months

(j) ESTIMATED COMMENCEMENT DATE: August 18, 2000

    ESTIMATED EXPIRATION DATE: August 17, 2005

(k) COMMENCEMENT DATE: The date on which the Term of this Lease will commence as determined in accordance with the provisions of Exhibit "C" and as stated on Exhibit "D".

(l) INITIAL MONTHLY BASE RENT: $92,720.85, subject to adjustment as provided in Subparagraph 1(m) below and as otherwise provided in this Lease.

(m) ADJUSTMENT TO MONTHLY BASE RENT: Monthly Base Rent will be adjusted in accordance with the following:

              LEASE YEAR OR MONTHS                     MONTHLY BASE RENT
                  Months 1-24                             $ 92,720.85
                  Months 25-48                            $ 97,677.63
                  Months 49-60                            $100,301.80







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         The Monthly Base Rent figures set forth above were calculated based on the following figures and will be readjusted pursuant to Exhibit B and reconfirmed as set forth in Exhibit D:

             LEASE YEAR OR MONTHS                   PER SQUARE FOOT RATE
                 Months 1-24                               $15.90
                 Months 25-48                              $16.75
                 Months 49-60                              $17.20



(n) [INTENTIONALLY OMITTED]

(o) SECURITY DEPOSIT: $140,000.00 together with the Letter of Credit as set forth in the Addendum attached hereto. The Letter of Credit will be delivered by Tenant to Landlord no later than five (5) business days after mutual execution of this Lease.

(p) TENANT IMPROVEMENTS: All tenant improvements installed or to be installed by Landlord or Tenant within the Premises to prepare the Premises for occupancy pursuant to the terms of the Work Letter Agreement attached hereto as Exhibit "C".

(q) TENANT IMPROVEMENT ALLOWANCE: $25.00 per Rentable Square Foot of the Premises, to be applied as provided in the Work Letter Agreement attached hereto as Exhibit "C".

(r) PERMITTED USE: General office space (which may include in a portion of the Premises not to exceed 22,000 square feet, for equipment testing, staging a 24-hour, 7-day per week call center help line, and the operation of a computer network operations center).

(s) PARKING: 315 uncovered employee, visitor and guest parking spaces at no cost to Tenant during the initial Term of the Lease, subject to the terms and conditions of Paragraph 32 below and the Rules and Regulations regarding parking contained in Exhibit "H". Subject to Landlord's construction of the covered parking spaces (as described in Section 4(c) below) and so long as Tenant leases the entire Building, the 315 uncovered spaces shall be reserved in Tenant's favor. Each covered parking space constructed for Tenant's use pursuant to
Section 4(c) below shall correspondingly reduce (one covered space causes a reduction by one in the allotment of uncovered spaces) the uncovered spaces committed for Tenant's use hereunder.

(t) BROKER(S): Tenant's Broker - Oliver Real Estate; Landlord's Broker - CB Richard Ellis, Inc.

(u) GUARANTOR(S): None

(v) INTEREST RATE: shall mean the greater of ten percent (10%) per annum or two percent (2%) in excess of the prime lending or reference rate of Wells Fargo Bank N.A. or any successor bank in effect on the twenty-fifth (25th) day of the calendar month immediately prior to the event giving rise to the Interest Rate imposition; provided, however, the Interest Rate will in no event exceed the maximum interest rate permitted to be charged by applicable law.

(w) EXHIBITS: A through J, inclusive, which Exhibits are attached to this Lease and incorporated herein by this reference. As provided in Paragraph 3 below, a completed version of Exhibit "D" will be delivered to Tenant after Landlord delivers possession of the Premises to Tenant.

(x) ADDENDUM PARAGRAPHS: 40 through 45, inclusive, which Addendum Paragraphs are attached to this Lease and incorporated herein by this reference.

This Paragraph 1 represents a summary of the basic terms and definitions of this Lease. In the event of any inconsistency between the terms contained in this Paragraph 1 and any specific provision of this Lease, the terms of the more specific provision shall prevail.






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2. PREMISES AND COMMON AREAS.

(a) PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises as improved or to be improved with the Tenant Improvements described in the Work Letter Agreement, a copy of which is attached hereto as Exhibit "C". Tenant shall have access to the Premises on a twenty-four hour, seven days per week basis.

(b) MUTUAL COVENANTS. Landlord and Tenant agree that the letting and hiring of the Premises is upon and subject to the terms, covenants and conditions contained in this Lease and each party covenants as a material part of the consideration for this Lease to keep and perform their respective obligations under this Lease.

(c) TENANT'S USE OF COMMON AREAS.

         (i) BUILDING COMMON AREAS. During the Term of this Lease, Tenant shall have the right to use, subject to the terms of this Lease, the Rules and Regulations referenced in Paragraph 32 below and all covenants, conditions and restrictions now or hereafter affecting the Development, the Building's common entrances, hallways, lobbies, public restrooms on multi-tenant floors, elevators, stairways and access ways, loading docks, ramps, drives and platforms and any passageways and service ways thereto, and the common pipes, conduits, wires and appurtenant equipment within the Building which serve the Premises (collectively, "Building Common Areas"). So long as Tenant leases the entirety of the Building, Tenant's use of the Building Common Areas shall only be in common with Landlord and its respective contractors, invitees, employees and agents. At such time as Tenant no longer leases the entire Building, then Tenant's right to use the Building Common Areas shall be in common with Landlord and all persons, firms and corporations conducting business in the Development and their respective customers, guests, licensees, invitees, subtenants, employees and agents (collectively, "Development Occupants"); and

         (ii) DEVELOPMENT COMMON AREAS. During the Term of this Lease, Tenant shall have the nonexclusive right to use in common with Landlord and all Development Occupants (as defined above), subject to the terms of this Lease, the Rules and Regulations referenced in Paragraph 32 below and all covenants, conditions and restrictions now or hereafter affecting the Development, the following common areas of the Building and/or the Development: The parking facilities of the Development which serve the Building (subject to the provisions of Exhibit "H"), loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, plaza areas, fountains and similar areas and facilities situated within the Development and appurtenant to the Building which are not reserved for the exclusive use of any Development Occupants (collectively, "Development Common Areas"). The Building Common Areas and the Development Common Areas may hereinafter be collectively referred to as the "Common Areas."

(d) LANDLORD'S RESERVATION OF RIGHTS. Provided Tenant's use of and access to the Premises and parking to be provided to Tenant under this Lease is not interfered with in an unreasonable manner, Landlord reserves for itself and for all other owner(s) and operator(s) of the Development Common Areas and the balance of the Development, the right from time to time to: (i) install, use, maintain, repair, replace and relocate pipes, ducts, conduits, wires and appurtenant meters and equipment above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the Building; (ii) make changes to the design and layout of the Development, including, without limitation, changes to buildings, driveways, entrances, loading and unloading areas, direction of traffic, landscaped areas and walkways, and, subject to the parking provisions contained in Paragraph 32 and Exhibit "H", parking spaces and parking areas; and
(iii) use or close temporarily the Building Common Areas, the Development Common Areas and/or other portions of the Development while engaged in making improvements, repairs or alterations to the Building, the Development, or any portion thereof. Landlord covenants that, so long as Tenant leases all of the Building, Landlord, in exercising the rights reserved to it under this subsection, will ensure that Tenant retains at least 315, eight foot wide, parking spaces.

3. TERM. The term of this Lease ("Term") will be for the period designated in Subparagraph 1(i), commencing on the Commencement Date, and ending on the last day of the month in which the expiration of such period occurs, including any extensions of the Term pursuant to any provision of this Lease or written agreement of the parties. Each consecutive twelve (12) month period of the Term of this Lease, commencing on the Commencement Date, will be referred to herein as a "Lease Year". Landlord's Notice of Lease Term Dates and Tenant's Percentage ("Notice"), in the form of Exhibit "D" attached hereto, will set forth the Commencement Date, the date upon which the Term of this Lease shall end, the Rentable Square Feet within the Premises and the Building, and Tenant's Percentage and will be delivered to Tenant after Landlord delivers possession of the Premises to Tenant. The Notice will be binding upon Tenant unless Tenant objects to the Notice in writing within five (5) business days of Tenant's receipt of the Notice.

4. POSSESSION.

(a) DELIVERY OF POSSESSION. Landlord agrees to deliver possession of the Premises to Tenant in accordance with the terms of the Work Letter Agreement attached hereto as Exhibit "C", or, if no Work Letter Agreement is required for this Lease, then Landlord agrees to deliver possession of the Premises to Tenant on the Commencement Date in an "as is" condition without representation or warranty. Notwithstanding the foregoing, Landlord will not be obligated to deliver possession of the Premises to Tenant (but Tenant will be liable for rent if Landlord can otherwise deliver the Premises to Tenant) until Landlord has received







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from Tenant all of the following: (i) a copy of this Lease fully executed by
Tenant; (ii) the Security Deposit and the first installment of Monthly Base Rent; (iii) executed copies of policies of insurance or certificates thereof as required under Paragraph 19 of this Lease; (iv) copies of all governmental permits and authorizations, if any, required in connection with Tenant's operation of its business within the Premises; and (v) if Tenant is a corporation, partnership or limited liability company, such evidence of due formation, valid existence and authority as Landlord may reasonably require, which may include, without limitation, a certificate of good standing, certificate of secretary, articles of incorporation, statement of partnership, or other similar documentation. Notwithstanding the foregoing to the contrary, if the Premises are not substantially completed on or before October 1, 2000, Landlord shall reimburse Tenant any holdover rent it shall actually pay to its existing landlord, as evidenced by paid invoices, as a result of such delay up to a maximum of $25,000.00 per month, provided that the delay in substantial completion is not due to Tenant Delays (as defined in the Work Letter attached) or force majeure events, and Tenant has executed and delivered to Landlord this Lease by February 10, 2000.

(b) CONDITION OF PREMISES. Prior to the Commencement Date and in accordance with the Work Letter Agreement attached hereto as Exhibit "C", Landlord and Tenant will jointly conduct a walk-through inspection of the Premises and will jointly prepare a punch-list ("Punch-List") of items required to be installed by Landlord under the Work Letter Agreement which require finishing or correction. The Punch-List will not include any items of damage to the Premises caused by Tenant's move-in or early entry, if permitted, which damage will be corrected or repaired by Landlord, at Tenant's expense or, at Landlord's election, by Tenant, at Tenant's expense. Other than the items specified in the Punch-List, latent defects which Tenant must give written notice of objection within six (6) months after the Commencement Date, and defects with the HVAC system which Tenant must give written notice of objection within eleven (11) months after the Commencement Date, by taking possession of the Premises, Tenant will be deemed to have accepted the Premises in its condition on the date of delivery of possession and to have acknowledged that the Tenant Improvements have been installed as required by the Work Letter Agreement and that there are no additional items needing work or repair. Landlord will cause all items in the Punch-List to be repaired or corrected within thirty (30) days following the completion of the Punch-List or as soon as practicable after the completion of the Punch-List. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building, the Development or any portions thereof or with respect to the suitability of same for the conduct of Tenant's business and Tenant further acknowledges that Landlord will have no obligation to construct or complete any additional buildings or improvements within the Development.

(c) CONDITION OF DEVELOPMENT. The Development shall contain a digital redundant telecommunications system, including looped fiber optics, and will provide cable
(CATV) to the Building. Electrical power is expected to be high capacity and Landlord shall use commercially reasonable efforts to link such electrical service to two separate Public Service Co. substations as and at such time as connection is commercially viable. Landlord agrees that upon execution of this Lease, Landlord shall immediately begin, and diligently pursue in a timely manner, the planning of the next speculative office building within the Development. Landlord will use commercially reasonable efforts to locate the next speculative office building on either Site 2 or Site 3 as depicted on Exhibit "A-I" attached hereto. If Landlord determines, in its commercially reasonable discretion, that construction of the next speculative office building is commercially viable, then Landlord will diligently pursue all necessary approvals to commence construction on such building prior to September 1, 2000. Landlord will use commercially reasonable efforts to include, as part of its next speculative office building within the Development, a parking structure that will provide at least 50 reserved, covered parking spaces.

         Landlord will provide Tenant fifty (50) reserved, covered parking spaces at a rate of Sixty Five Dollars ($65.00) per space per month as set forth below. Prior to the Commencement Date under this Lease, Landlord will meet with Tenant to discuss with Tenant its preferences with respect to the following options for covered parking:

                  (i) If Landlord determines that a single parking structure (which will house at least 50 reserved, covered parking spaces) is a viable component of the next speculative office building within the Development, and Landlord has obtained all requisite approvals to construct such a covered parking structure, then Landlord will notify Tenant of such determination prior to the Commencement Date. Upon receipt of such notice, Landlord and Tenant will meet to discuss whether it makes sense for Landlord to construct the covered structure(s) set forth in subsection (ii) below or to only have Landlord pursue the construction of the single parking structure contemplated herein. If Landlord and Tenant elect to forego construction of the structure(s) set forth in subsection (ii) below, then Landlord and Tenant must acknowledge such agreement through an amendment to this Lease and thereafter Landlord will diligently pursue completion of the single parking structure prior to the October 1, 2001, and Landlord shall have no obligation to construct the covered parking structures described in subsection (ii) below. Upon completion of such covered parking structure, Tenant will commit to utilize fifty
         (50) reserved, covered spaces in such structure.

                  (ii) If Landlord and Tenant cannot agree to only pursue construction of the single parking structure as set forth in subsection
         (i) above, then Landlord will use best efforts to construct, prior to November 1, 2000, a covered parking structure in the southwest corner of the parking area as depicted on Exhibit "A-II" to provide Tenant with twenty four (24) reserved, covered parking spaces. Additionally, Landlord will use best efforts to construct, prior to






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         May 1, 2001, within Site #2 (as depicted on Exhibit "A-II" attached hereto) at a location adjacent to or near the 24-space structure as reasonably determined by Landlord and Tenant, a supplemental parking structure (of similar quality and appearance to the 24-space covered structure) which provides Tenant at least an additional 26 reserved, covered parking spaces (in addition to the 24 existing spaces noted above). If Landlord and Tenant cannot agree on the location of the additional parking structure prior to the Commencement Date (as memorialized in a signed amendment to this Lease), then Landlord shall have no obligation to construct such additional parking structure and Tenant shall have no obligation to rent any additional covered parking spaces.

          Tenant shall have no obligation to take more than fifty (50) reserved, covered parking spaces. Any covered parking spaces allocated for Tenant's use shall be at a price of Sixty-Five Dollars ($65.00) per space per month for the balance of the initial Term of this Lease, and shall correspondingly reduce the number of uncovered parking spaces allocated for Tenant's use under Section 1(s) above from a location reasonably determined by Landlord.

5. RENT.

(a) MONTHLY BASE RENT. Tenant agrees to pay Landlord the Monthly Base Rent for the Premises (subject to adjustment as hereinafter provided) in advance on the first day of each calendar month during the Term without prior notice or demand, except that Tenant agrees to pay the Monthly Base Rent for the first month of the Term directly to Landlord concurrently with Tenant's delivery of the executed Lease to Landlord. If the Term of this Lease commences or ends on a day other than the first day of a calendar month, then the rent for such period will be prorated in the proportion that the number of days this Lease is in effect during such period bears to the number of days in such month. All rent must be paid to Landlord, without any deduction or offset, in lawful money of the United States of America, at the address designated by Landlord or to such other person or at such other place as Landlord may from time to time designate in writing. Monthly Base Rent will be adjusted during the Term of this Lease as provided in Subparagraph 1(m).

(b) ADDITIONAL RENT. All amounts and charges to be paid by Tenant hereunder, including, without limitation, payments for Operating Expenses, insurance, repairs and parking, will be considered additional rent for purposes of this Lease, and the word "rent" as used in this Lease will include all such additional rent unless the context specifically or clearly implies that only Monthly Base Rent is intended.

(c) LATE PAYMENTS. Late payments of Monthly Base Rent and/or any item of additional rent will be subject to interest and a late charge as provided in Subparagraph 22(f) below.

6. OPERATING EXPENSES.

(a) OPERATING EXPENSES. In addition to Monthly Base Rent, throughout the Term of this Lease, Tenant agrees to pay Landlord as additional rent in the manner set forth in Paragraph 6 above, Tenant's Percentage of Operating Expenses as defined in Exhibit "E" attached hereto.

(b) ESTIMATE STATEMENT. Prior to the Commencement Date and on or about March 1st of each subsequent calendar year during the Term of this Lease, Landlord will deliver to Tenant a statement ("Estimate Statement") wherein Landlord will estimate both the Operating Expenses and Tenant's Percentage of Operating Expenses for the then current calendar year. Tenant agrees to pay Landlord, as "Additional Rent", one-twelfth (1/12th) of Tenant's Percentage of Operating Expenses as set forth in the Estimate Statement each month thereafter, beginning with the next installment of rent due, until such time as Landlord issues a revised Estimate Statement or the Estimate Statement for the succeeding calendar year; except that, concurrently with the regular monthly rent payment next due following the receipt of each such Estimate Statement, Tenant agrees to pay Landlord an amount equal to one monthly installment of such difference (less any applicable Operating Expenses already paid) multiplied by the number of months from January, in the current calendar year, to the month of such rent payment next due, all months inclusive. If at any time during the Term of this Lease, but not more often than quarterly, Landlord reasonably determines that Tenant's Percentage of Operating Expenses for the current calendar year will be greater than the amount set forth in the then current Estimate Statement, Landlord may issue a revised Estimate Statement and Tenant agrees to pay Landlord, within ten
(10) days of receipt of the revised Estimate Statement, the difference between the amount owed by Tenant under such revised Estimate Statement and the amount owed by Tenant under the original Estimate Statement for the portion of the then current calendar year which has expired. Thereafter Tenant agrees to pay Tenant's Percentage of Operating Expenses based on such revised Estimate Statement until Tenant receives the next calendar year's Estimate Statement or a new revised Estimate Statement for the current calendar year.

(c) ACTUAL STATEMENT. By March 1st of each calendar year during the Term of this Lease (commencing March 1 in the calendar year following the Commencement Date under the Lease), Landlord will also deliver to Tenant a statement ("Actual Statement") which states the actual Operating Expenses for the preceding calendar year. If the Actual Statement reveals that Tenant's Percentage of the actual Operating Expenses is more than the total Additional Rent paid by Tenant for Operating




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Expenses on account of the preceding calendar year, Tenant agrees to pay
Landlord the difference in a lump sum within ten (10) days of receipt of the Actual Statement. If the Actual Statement reveals that Tenant's Percentage of the actual Operating Expenses is less than the Additional Rent paid by Tenant for Operating Expenses on account of the preceding calendar year, Landlord will credit any overpayment toward the next monthly installment(s) of Tenant's Percentage of the Operating Expenses due under this Lease, or upon Tenant's written request, Landlord will refund to Tenant the difference.

(d) MISCELLANEOUS. Any delay or failure by Landlord in delivering any Estimate Statement or Actual Statement pursuant to this Paragraph 6 will not constitute a waiver of its right to require an increase in rent nor will it relieve Tenant of its obligations pursuant to this Paragraph 6, except that Tenant will not be obligated to make any payments based on such Estimate Statement or Actual Statement until ten (10) days after receipt of such Estimate Statement or Actual Statement. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage of the actual Operating Expenses for the year in which this Lease terminates, Tenant agrees to promptly pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall promptly be rebated by Landlord to Tenant. Such obligation will be a continuing one which will survive the expiration or earlier termination of this Lease. Prior to the expiration or sooner termination of the Lease Term and Landlord's acceptance of Tenant's surrender of the Premises, Landlord will have the right to estimate the actual Operating Expenses for the then current Lease Year and to collect from Tenant prior to Tenant's surrender of the Premises, Tenant's Percentage of the Operating Expenses over the estimated Operating Expenses paid by Tenant in such Lease Year.

(e) OPERATING EXPENSE CAP. Notwithstanding anything to the contrary set forth in this Section 6, for the purposes of calculating Tenant's Percentage of Operating Expenses, "Controlled Expenses" (as hereinafter defined) shall not exceed the "Maximum Controlled Expenses" (as hereinafter defined). "Controlled Expenses" shall mean all Operating Expenses except those attributable to Real Property Taxes and Assessments, costs of insurance, including, without limitation, liability insurance, casualty insurance, worker's compensation insurance, and business interruption insurance, costs of utilities, and costs of compliance with any laws, rules or regulations. "Maximum Controlled Expenses" shall mean:
(a) for calendar year 2000, the full amount of the actual expenses for Controlled Expenses as determined in accordance with the foregoing provisions;
(b) for calendar year 2001 and each calendar year thereafter, the prior calendar year's Maximum Controlled Expenses multiplied by 1.06. The limitations described above shall be a limitation only on the calculation of Tenant's Percentage of Operating Expenses and such limitation shall not prohibit Landlord from spending amounts in excess of such limitations. Landlord may, in accordance with advice from its accountants and other professionals, reasonably contest any utility rate increases associated with the Building and/or tax assessments and to apply for all rebates to which it is entitled so long as it has knowledge thereof. The costs of all such contests and applications shall be included in Operating Expenses, however, any penalties or fines in connection with such amounts shall not be so included. To the extent any rebates or refunds are actually received by Landlord, they shall be applied to reduce the total Operating Expenses for the year in which such amounts are received. If any such amounts attributable to periods during the term hereof are received by Landlord following the expiration of the term hereof (according to its terms and not as a result of an event of default, as hereinafter defined), Landlord agrees to forward to Tenant any amounts to which Tenant is entitled as and when received notwithstanding the fact that this Lease has so expired, provided Tenant has given to Landlord a valid forwarding address. Notwithstanding anything herein or in Exhibit "E" to the contrary, Landlord's administrative fees included within Operating Expenses and passed through to Tenant shall be capped at a maximum of $1.09 per Rentable Square Foot through the calendar year 2001. If Tenant desires at its own expense to review and/or verify any Actual Statement provided herein and the supporting records and data, Tenant shall cause such review to commence within thirty (30) days following delivery of the Actual Statement to Tenant and such review shall be completed within sixty (60) days thereafter. If Tenant does not conduct such review, then such Actual Statement shall be deemed to be conclusively accepted by Tenant and Tenant shall have no right thereafter to question or examine the same. Tenant may not utilize an individual or group hired on a contingency fee basis to conduct such review of the Actual Statement set forth herein.

(f) PROPERTY TAX CONTEST. Notwithstanding anything set forth in Section 6(e) above, and provided Tenant is not in default under this Lease and Tenant leases all of the Building, Tenant may in good faith, by appropriate proceedings, contest, so long as such contest is diligently pursued, the validity, applicability or amount of any asserted tax or assessment with respect to the Building. During such contest, Tenant shall not be deemed in default hereunder by reason of non-payment of such tax or assessment if, prior to delinquency of the asserted tax or assessment, Tenant establishes an escrow with and acceptable to Landlord adequate to cover the payment of such tax or assessment and any additional sums, as reasonably determined by Landlord needed to cover any assessed interest, costs and penalties. Tenant shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; provided, however, that in any event such taxes, assessments, interest, costs and penalties shall be paid prior to the date on which the Building or any property underneath the Building may be sold for delinquent taxes pursuant to any applicable statute or any writ or order. The aforementioned escrow shall be returned to Tenant upon settlement of such contest and payment in full of all amounts determined to be owing thereby.

7. SECURITY DEPOSIT. Concurrently with Tenant's execution of this Lease, Tenant will deposit with Landlord the Security Deposit designated in Subparagraph 1(o). The Security Deposit will be held by Landlord as security for the full and





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faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Term hereof. If Tenant fully and faithfully performs its obligations under this Lease, including, without limitation, surrendering the Premises upon the expiration or sooner termination of this Lease in compliance with Subparagraph 11(a) below, the Security Deposit or any balance thereof will be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within thirty (30) days following the expiration of the Lease Term or as required under applicable law, provided that Landlord may retain the Security Deposit until such time as any outstanding rent or additional rent amount has been determined and paid in full. The Security Deposit is not, and may not be construed by Tenant to constitute, rent for the last month or any portion thereof. If Tenant defaults with respect to any provisions of this Lease including, but not limited to, the provisions relating to the payment of rent or additional rent, Landlord may (but will not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant agrees, within ten (10) days after Landlord's written demand therefor, to deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall constitute a default under this Lease. Landlord is not required to keep Tenant's Security Deposit separate from its general funds, and Tenant is not entitled to interest on such Security Deposit. Should Landlord sell its interest in the Premises during the Term hereof and deposit with the purchaser thereof the then unappropriated Security Deposit funds, then the purchaser will take the Premises subject to and assume Landlord's obligations hereunder with respect to the Security Deposit and Landlord will thereafter be discharged from any further liability with respect to such Security Deposit. In addition to the cash Security Deposit set forth above, Tenant shall deposit with Landlord, as an additional Security Deposit, the Letter of Credit more specifically described in the Addendum.

8. USE.

(a) TENANT'S USE OF THE PREMISES. The Premises may be used for the use or uses set forth in Subparagraph 1(r) only, and Tenant will not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Nothing in this Lease will be deemed to give Tenant any exclusive right to such use in the Building or the Development.

(b) COMPLIANCE. At Tenant's sole cost and expense, Tenant agrees to procure, maintain and hold available for Landlord's inspection, all governmental licenses and permits required for the proper and lawful conduct of Tenant's business from the Premises, if any. Tenant agrees not to use, alter or occupy the Premises or allow the Premises to be used, altered or occupied in violation of, and Tenant, at its sole cost and expense, agrees to use and occupy the Premises and cause the Premises to be used and occupied in compliance with: (i) any and all laws, statutes, zoning restrictions, ordinances, rules, regulations, orders and rulings now or hereafter in force and any requirements of any insurer, insurance authority or duly constituted public authority having jurisdiction over the Premises, the Building or the Development now or hereafter in force, (ii) the requirements of the Board of Fire Underwriters and any other similar body, (iii) the Certificate of Occupancy issued for the Building, and (iv) any recorded covenants, conditions and restrictions and similar regulatory agreements, if any, which affect the use, occupation or alteration of the Premises, the Building and/or the Development. Tenant agrees to comply with the Rules and Regulations referenced in Paragraph 28 below and attached hereto as Exhibit "H" as the same may be amended from time-to-time. Tenant agrees not to do or permit anything to be done in or about the Premises which will in any manner obstruct or interfere with the rights of other tenants or occupants of the Development, or injure or unreasonably annoy them, or use or allow the Premises to be used for any unlawful or unreasonably objectionable purpose. Tenant agrees not to cause, maintain or permit any nuisance or waste in, on, under or about the Premises or elsewhere within the Development. Notwithstanding anything contained in this Lease to the contrary, all transferable development rights related in any way to the Development are and will remain vested in Landlord, and Tenant hereby waives any rights thereto.

(c) HAZARDOUS MATERIALS. Except for ordinary and general office supplies typically used in the ordinary course of business within office buildings, such as copier toner, liquid paper, glue, ink and common household cleaning materials (some or all of which may constitute "Hazardous Materials" as defined in this Lease) which items must be used, stored and disposed of in strict compliance with all applicable laws, rules and regulations relating to Hazardous Materials, Tenant agrees not to cause or permit any Hazardous Materials to be brought upon, stored, used, handled, generated, released or disposed of on, in, under or about the Premises, the Building, the Common Areas or any other portion of the Development by Tenant, its agents, employees, subtenants, assignees, licensees, contractors or invitees (collectively, "Tenant's Parties"), without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Upon the expiration or earlier termination of this Lease, Tenant agrees to promptly remove from the Premises, the Building and the Development, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials which are installed, brought upon, stored, used, generated or released upon, in, under or about the Premises, the Building and/or the Development or any portion thereof by Tenant or any of Tenant's Parties. To the fullest extent permitted by law, Tenant agrees to promptly indemnify, protect, defend and hold harmless Landlord and Landlord's partners, officers, directors, employees, agents, property manager, successors and assigns (collectively, "Landlord Indemnified Parties") from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including, without limitation, clean-up,







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removal, remediation and restoration costs, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees and court costs) which arise or result from the presence of Hazardous Materials on, in, under or about the Premises, the Building or any other portion of the Development and which are caused or permitted by Tenant or any of Tenant's Parties. Tenant agrees to promptly notify Landlord of any release of Hazardous Materials at the Premises, the Building or any other portion of the Development which Tenant becomes aware of during the Term of this Lease, whether caused by Tenant or any other persons or entities. In the event of any release of Hazardous Materials caused or permitted by Tenant or any of Tenant's Parties, Landlord shall have the right, but not the obligation, to cause Tenant to immediately take all steps Landlord deems necessary or appropriate to remediate such release and prevent any similar future release to the satisfaction of Landlord and Landlord's mortgagee(s). As used in this Lease, the term "Hazardous Materials" shall mean and include any hazardous or toxic materials, substances or wastes as now or hereafter designated under any law, statute, ordinance, rule, regulation, order or ruling of any agency of the State, the United States Government or any local governmental authority, including, without limitation, asbestos, petroleum, petroleum hydrocarbons and petroleum based products, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs"), and freon and other chlorofluorocarbons. The provisions of this Subparagraph 8(c) will survive the expiration or earlier termination of this Lease. To the extent required or imposed by applicable law, Landlord will: (i) as between Landlord and Tenant, be solely responsible for the presence of Hazardous Materials on, in, under or about the Premises and the Development prior to the date of mutual execution of this Lease; and (ii) be responsible for its use, storage and disposal of Hazardous Materials in connection with its operation of the Building as contemplated by this Lease. In case any action or proceeding is brought against Tenant by reason of any such claims set forth in (i) or (ii) above, Landlord, upon notice from Tenant and acknowledgment of responsibility under (i) or (ii) above, agrees to promptly defend the same at Landlord's sole cost and expense by counsel approved in writing by Tenant, which approval Tenant will not unreasonably withhold. If Landlord does not acknowledge responsibility as set forth in the preceding sentence and it is ultimately determined that Landlord is responsible under (i) or (ii) above, then Landlord will reimburse Tenant for its reasonable and documented fees and expenses (including legal fees) incurred in defending against such claims.

9. NOTICES. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery (including delivery by overnight courier or an express mailing service) or by mail, if sent by registered or certified mail. Notice shall be deemed delivered (i) on the date given by personal service; (ii) three (3) days after such notice is sent via certified or registered mail; or (iii) one (1) day after such notice is sent via recognized overnight courier and confirmation also delivered by certified or registered mail. Notices to Tenant shall be sufficient if delivered to Tenant at the address designated in Subparagraph 1(d) and notices to Landlord shall be sufficient if delivered to Landlord at the address designated in Subparagraph 1(b). Either party may specify a different address for notice purposes by written notice to the other, except that the Landlord may in any event use the Premises as Tenant's address for notice purposes.

10. BROKERS. The parties acknowledge that the broker(s) who negotiated this Lease are stated in Subparagraph 1(t). Each party represents and warrants to the other, that, to its knowledge, no other broker, agent or finder (a) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, and
(b) is or might be entitled to a commission or compensation in connection with this Lease. Landlord and Tenant each agree to promptly indemnify, protect, defend and hold harmless the other from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and court costs) resulting from any breach by the indemnifying party of the foregoing representation, including, without limitation, any claims that may be asserted by any broker, agent or finder undisclosed by the indemnifying party. The foregoing mutual indemnity shall survive the expiration or earlier termination of this Lease.

11. SURRENDER; HOLDING OVER.

(a) SURRENDER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not constitute a merger, and shall, at the option of Landlord, operate as an assignment to Landlord of any or all subleases or subtenancies. Upon the expiration or earlier termination of this Lease, Tenant agrees to peaceably surrender the Premises to Landlord broom clean and in a state of first-class order, repair and condition, ordinary wear and tear and casualty damage (if this Lease is terminated as a result thereof pursuant to Paragraph 20) excepted, with all of Tenant's personal property and Alterations (as defined in Paragraph 13) removed from the Premises to the extent required under Paragraph 13 and all damage caused by such removal repaired as required by Paragraph 13. Prior to the date Tenant is to actually surrender the Premises to Landlord, Tenant agrees to give Landlord reasonable prior notice of the exact date Tenant will surrender the Premises so that Landlord and Tenant can schedule a walk-through of the Premises to review the condition of the Premises and identify the Alterations and personal property which are to remain upon the Premises and which items Tenant is to remove, as well as any repairs Tenant is to make upon surrender of the Premises. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof alone will not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

(b) HOLDING OVER. Tenant will not be permitted to hold over possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. If Tenant holds over after the expiration or earlier termination of the Term, Landlord may, at its option, treat






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Tenant as a tenant at sufferance only, and such continued occupancy by Tenant shall be subject to all of the terms, covenants and conditions of this Lease, so far as applicable, except that the Monthly Base Rent for any such holdover period shall be equal to the greater of (i) one hundred fifty percent (150%) of the Monthly Base Rent in effect under this Lease immediately prior to such holdover, or (ii) the then currently scheduled rental rate for comparable space in the Building, in either event prorated on a daily basis. Acceptance by Landlord of rent after such expiration or earlier termination will not result in a renewal of this Lease. The foregoing provisions of this Paragraph 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord under this Lease or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease in accordance with the terms of this Paragraph 11 despite demand to do so by Landlord, Tenant agrees to promptly indemnify, protect, defend and hold Landlord harmless from all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and costs), including, without limitation, costs and expenses incurred by Landlord in returning the Premises to the condition in which Tenant was to surrender it and claims made by any succeeding tenant founded on or resulting from Tenant's failure to surrender the Premises. The provisions of this Subparagraph 11(b) will survive the expiration or earlier termination of this Lease.

12. TAXES ON TENANT'S PROPERTY. Tenant agrees to pay before delinquency, all taxes and assessments (real and personal) levied against (a) any personal property or trade fixtures placed by Tenant in or about the Premises (including any increase in the assessed value of the Premises based upon the value of any such personal property or trade fixtures); and (b) any Tenant Improvements or Alterations in the Premises (whether installed and/or paid for by Landlord or Tenant) to the extent such items are assessed at a valuation higher than the valuation at which tenant improvements conforming to Landlord's building standard tenant improvements are assessed. If any such taxes or assessments are levied against Landlord or Landlord's property, Landlord may, after written notice to Tenant (and under proper protest if requested by Tenant) pay such taxes and assessments, in which event Tenant agrees to reimburse Landlord all amounts paid by Landlord within ten (10) business days after demand by Landlord; provided, however, Tenant, at its sole cost and expense, will have the right, with Landlord's cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes and assessments so paid under protest.

13. ALTERATIONS. After installation of the initial Tenant Improvements for the Premises pursuant to Exhibit "C", Tenant may, at its sole cost and expense, make alterations, additions, improvements and decorations to the Premises (collectively, "Alterations") subject to and upon the following terms and conditions:

(a) PROHIBITED ALTERATIONS. Tenant may not make any Alterations which: (i) affect any area outside the Premises; (ii) affect the Building's structure, equipment, services or systems, or the proper functioning thereof, or Landlord's access thereto; (iii) affect the outside appearance, character or use of the Building or the Building Common Areas; (iv) in the reasonable opinion of Landlord, lessen the value of the Building; or (v) will violate or require a change in any occupancy certificate applicable to the Premises.

(b) LANDLORD'S APPROVAL. Before proceeding with any Alterations which are not prohibited in Subparagraph 13(a) above, Tenant must first obtain Landlord's written approval of the plans, specifications and working drawings for such Alterations, which approval Landlord will not unreasonably withhold or delay; provided, however, Landlord's prior approval will not be required for any such Alterations which are not prohibited by Subparagraph 13(a) above and which cost less than Thirty Thousand Dollars ($30,000) in the aggregate as long as (i) Tenant delivers to Landlord notice and a copy of any final plans, specifications and working drawings for any such Alterations at least ten (10) days prior to commencement of the work thereof, and (ii) the other conditions of this Paragraph 13 are satisfied, including, without limitation, conforming to Landlord's rules, regulations and insurance requirements which govern contractors. Landlord's approval of plans, specifications and/or working drawings for Alterations will not create any responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with applicable permits, laws, rules and regulations of governmental agencies or authorities. In approving any Alterations, Landlord reserves the right to require Tenant to increase its Security Deposit to provide Landlord with additional reasonable security for the removal of such Alterations by Tenant as may be required by this Lease.

(c) CONTRACTORS. Alterations may be made or installed only by contractors and subcontractors which have been approved by Landlord, which approval Landlord will not unreasonably withhold or delay; provided, however, Landlord reserves the right to require that Landlord's contractor for the Building be given the first opportunity to bid for any Alteration work. Before proceeding with any Alterations, Tenant agrees to provide Landlord with ten (10) days prior written notice and Tenant's contractors must obtain and maintain, on behalf of Tenant and at Tenant's sole cost and expense: (i) all necessary governmental permits and approvals for the commencement and completion of such Alterations; and (ii) if requested by Landlord, a completion and lien indemnity bond, or other surety, reasonably satisfactory to Landlord for such Alterations. Throughout the performance of any Alterations, Tenant agrees to obtain, or cause its contractors to obtain, workers compensation insurance and general liability insurance in compliance with the provisions of Paragraph 19 of this Lease.

(d) MANNER OF PERFORMANCE. All Alterations must be performed: (i) in accordance with the approved plans, specifications and working drawings; (ii) in a lien-free and first-class and workmanlike manner; (iii) in compliance with all applicable permits, laws, statutes, ordinances, rules, regulations, orders and rulings now or hereafter in effect and imposed by any governmental





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agencies and authorities which assert jurisdiction; (iv) in such a manner so as not to interfere with the occupancy of any other tenant in the Building, nor impose any additional expense upon nor delay Landlord in the maintenance and operation of the Building; and (v) at such times, in such manner, and subject to such rules and regulations as Landlord may from time to time reasonably designate.

(e) OWNERSHIP. The Tenant Improvements, including, without limitation, all affixed sinks, dishwashers, microwave ovens and other fixtures, and all Alterations (whether or not Landlord's consent to such Alteration was required under Section 13(b) above) will become the property of Landlord and will remain upon and be surrendered with the Premises at the end of the Term of this Lease; provided, however, Landlord may, by written notice delivered to Tenant concurrently with Landlord's approval of the final working drawings for any Tenant Improvements, Alterations or Special Items (as defined in Section 5(b) of the Work Letter Agreement), identify those Tenant Improvments, Alterations and/or Special Items which Landlord will require Tenant to remove at the end of the Term of this Lease. Landlord may also require Tenant to remove Alterations which Landlord did not have the opportunity to approve as provided in this Paragraph 13. If Landlord requires Tenant to remove any Alterations or Tenant Improvements, Tenant, at its sole cost and expense, agrees to remove the identified items on or before the expiration or earlier termination of this Lease and repair any damage to the Premises caused by such removal (or, at Landlord's option, Tenant agrees to pay to Landlord all of Landlord's costs of such removal and repair). Any Special Items required to be removed by Landlord shall be removed, at Tenant's sole cost and expense, from the Premises within fifteen (15) days after the expiration or early termination of the Term, and those portions of the Premises containing such Special Items must be returned to the base building core and shell condition as reflected in the Plans (as defined in Section 1A of the Work Letter Agreement). Landlord hereby grants Tenant a license only to remove such Special Items and to restore such portions of the Premises housing such Special Items as required herein, and for no other purpose whatsoever, for a period which expires fifteen (15) days after the expiration or early termination of the Term. In addition to the foregoing, in the event that Landlord allows part of the Allowance to be applied toward the cost of certain Special Items, then Tenant shall pay to Landlord at least twenty (20) days prior to the expiration or early termination of the Term, that portion of the Allowance applied by Landlord toward the cost of Special Items. Notwithstanding the foregoing, Landlord shall have the right during the last nine months of the Term of this Lease to give written notice to Tenant of certain Special Items which will remain upon and be surrendered with the Premises (and become the property of Landlord) at the end of the Term of this Lease, and thereafter Tenant shall have no obligation to restore the specific portion of the Premises containing such Special Item in the manner set forth above.

(f) PLAN REVIEW. Tenant agrees to pay Landlord, as additional rent, the reasonable costs of professional services and costs for Landlord's third party consultants if utilized by Landlord (but not Landlord's "in-house" personnel) for review of all plans, specifications and working drawings for any Alterations, within ten (10) business days after Tenant's receipt of invoices either from Landlord or such consultants. In addition, Tenant agrees to pay Landlord, within ten (10) business days after completion of any Alterations, a fee to cover Landlord's costs of supervising and administering the installation of such Alterations, in the amount of five percent (5%) of the cost of such Alterations, but in no event less than Two Hundred Fifty Dollars ($250.00).

(g) PERSONAL PROPERTY. All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises (including Tenant's business and trade fixtures, furniture, movable partitions and equipment [such as telephones, copy machines, computer terminals, refrigerators and facsimile machines]) will be and remain the property of Tenant, and must be removed by Tenant from the Premises, at Tenant's sole cost and expense, on or before the expiration or earlier termination of this Lease. Tenant agrees to repair any damage caused by such removal at its cost on or before the expiration or earlier termination of this Lease.

(h) REMOVAL OF ALTERATIONS. If Tenant fails to remove by the expiration or earlier termination of this Lease all of its personal property, or any Alterations identified by Landlord for removal, Landlord may, at its option, treat such failure as a hold-over pursuant to Subparagraph 11(b) above, and/or Landlord may (without liability to Tenant for loss thereof) treat such personal property and/or Alterations as abandoned and, at Tenant's sole cost and expense, and in addition to Landlord's other rights and remedies under this Lease, at law or in equity: (a) remove and store such items; and/or (b) upon ten (10) days prior notice to Tenant, sell, discard or otherwise dispose of all or any such items at private or public sale for such price as Landlord may obtain or by other commercially reasonable means. Tenant shall be liable for all costs of disposition of Tenant's abandoned property and Landlord shall have no liability to Tenant with respect to any such abandoned property. Landlord agrees to apply the proceeds of any sale of any such property to any amounts due to Landlord under this Lease from Tenant (including Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

14. REPAIRS.

(a) LANDLORD'S OBLIGATIONS. Landlord agrees to repair and maintain in a first-class manner the Development Common Areas, Building Common Areas and structural portions of the Building and the plumbing, heating, ventilating, air conditioning, elevator and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are (i) attributable to items installed in Tenant's Premises which are above standard interior improvements (such as, for example, custom lighting,






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

special HVAC and/or electrical panels or systems, kitchen or restroom facilities and appliances constructed or installed within Tenant's Premises) or (ii) caused in part or in whole by the act, neglect or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant will pay to Landlord, as additional rent, the reasonable cost of such maintenance and repairs. Landlord will not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist after written notice of the need of such repairs or maintenance is given to Landlord by Tenant and expiration of the applicable cure period as set forth in this Lease. Except as provided in Paragraph 20, Tenant will not be entitled to any abatement of rent and Landlord will not have any liability by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant shall have no right to pursue a cure of any default by Landlord hereunder until Tenant shall have given Landlord and any beneficiary of a deed of trust or mortgage affecting the Premises notice of the alleged default and an opportunity to cure same as set forth under this Lease. Unless otherwise prohibited by Landlord, Tenant will utilize Landlord's engineer and designated contractor in curing any of the maintenance and repair obligations set forth above with respect to the Building. Notwithstanding the foregoing, if Landlord disputes the validity of the alleged default sought to be cured by Tenant, then Tenant shall have no right to take steps to cure such default until such dispute is finally resolved (and the resolution allows Tenant to utilize self-help measures to cure such default).

(b) TENANT'S OBLIGATIONS. Tenant agrees to keep, maintain and preserve the Premises in first class condition and repair and, when and if needed, at Tenant's sole cost and expense, to make all repairs to the Premises and every part thereof. Any such maintenance and repairs will be performed by Landlord's contractor, or at Landlord's option, by such contractor or contractors as Tenant may choose from an approved list to be submitted by Landlord. Tenant agrees to pay all costs and expenses incurred in such maintenance and repair within seven
(7) days after billing by Landlord or such contractor or contractors. Tenant agrees to cause any mechanics' liens or other liens arising as a result of work performed by Tenant or at Tenant's direction to be eliminated as provided in Paragraph 15 below. Except as provided in Subparagraph 14(a) above, Landlord has no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof.

(c) TENANT'S FAILURE TO REPAIR. If Tenant refuses or neglects to repair and maintain the Premises properly as required hereunder to the reasonable satisfaction of Landlord, Landlord, at any time following ten (10) days (or such additional time as may reasonably be afforded Tenant as set forth in this Lease if Tenant is diligently pursuing such cure) from the date on which Landlord makes a written demand on Tenant to effect such repair and maintenance, may enter upon the Premises and make such repairs and/or maintenance, and upon completion thereof, Tenant agrees to pay to Landlord as additional rent, Landlord's costs for making such repairs plus an amount not to exceed ten percent (10%) of such costs for overhead, within ten (10) days of receipt from Landlord of a written itemized bill therefor. Any amounts not reimbursed by Tenant within such ten (10) day period will bear interest at the Interest Rate until paid by Tenant.

15. LIENS. Tenant agrees not to permit any mechanic's, materialmen's or other liens to be filed against all or any part of the Development, the Building or the Premises, nor against Tenant's leasehold interest in the Premises, by reason of or in connection with any repairs, alterations, improvements or other work contracted for or undertaken by Tenant or any other act or omission of Tenant or Tenant's agents, employees, contractors, licensees or invitees. At Landlord's request, Tenant agrees to provide Landlord with enforceable, conditional and final lien releases (or other evidence reasonably requested by Landlord to demonstrate protection from liens) from all persons furnishing labor and/or materials at the Premises. Landlord will have the right at all reasonable times to post on the Premises and record any notices of non-responsibility which it deems necessary for protection from such liens. If any such liens are filed, Tenant will, at its sole cost, promptly cause such liens to be released of record or bonded so that it no longer affects title to the Development, the Building or the Premises. If Tenant fails to cause any such liens to be so released or bonded within ten (10) days after filing thereof, such failure will be deemed a material breach by Tenant under this Lease without the benefit of any additional notice or cure period described in Paragraph 22 below, and Landlord may, without waiving its rights and remedies based on such breach, and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claims giving rise to such liens. Tenant agrees to pay to Landlord within ten (10) days after receipt of invoice from Landlord, any sum paid by Landlord to remove such liens, together with interest at the Interest Rate from the date of such payment by Landlord.

16. ENTRY BY LANDLORD. Landlord and its employees and agents will at all times have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers, to post notices of nonresponsibility, and/or to repair the Premises as permitted or required by this Lease. In exercising such entry rights, Landlord will endeavor to minimize, as reasonably practicable, the interference with Tenant's business, and will provide Tenant with reasonable advance notice of any such entry (except in emergency situations and in the case of recurring services e.g. janitorial). Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed. Landlord will at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord will have the right to use any and all means which Landlord may reasonably deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, will not be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the




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

Premises. Landlord will not be liable to Tenant for any damages or losses for any entry by Landlord. Landlord will show the Premises to prospective tenants only after August 1, 2004 unless Landlord gets Tenant's approval for such showing which approval may be verbal.

17. UTILITIES AND SERVICES. Throughout the Term of the Lease, Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for Utilities and Services attached hereto as Exhibit "F", subject to the conditions and in accordance with the standards set forth therein. Landlord may require Tenant from time to time to provide Landlord with a list of Tenant's employees and/or agents which are authorized by Tenant to subscribe on behalf of Tenant for any additional services which may be provided by Landlord. Any such additional services will be provided to Tenant at Tenant's cost. Landlord will not be liable to Tenant for any failure to furnish any of the foregoing utilities and services if such failure is caused by all or any of the following: (i) accident, breakage or repairs; (ii) strikes, lockouts or other labor disturbance or labor dispute of any character; (iii) governmental regulation, moratorium or other governmental action or inaction; (iv) inability despite the exercise of reasonable diligence to obtain electricity, water or fuel; or (v) any other cause beyond Landlord's reasonable control. In addition, in the event of any stoppage or interruption of services or utilities, Tenant shall not be entitled to any abatement or reduction of rent (except as expressly provided in Subparagraphs 20(f) or 21(b) if such failure results from a damage or taking described therein), no eviction of Tenant will result from such failure and Tenant will not be relieved from the performance of any covenant or agreement in this Lease because of such failure. In the event of any failure, stoppage or interruption thereof, Landlord agrees to diligently attempt to resume service promptly. If Tenant requires or utilizes more water or electrical power than is considered reasonable or normal by Landlord, Landlord may at its option require Tenant to pay, as additional rent, the cost, as fairly determined by Landlord, incurred by such extraordinary usage and/or Landlord may install separate meter(s) for the Premises, at Tenant's sole expense, and Tenant agrees thereafter to pay all charges of the utility providing service and Landlord will make an appropriate adjustment to Tenant's Operating Expenses calculation to account for the fact Tenant is directly paying such metered charges, provided Tenant will remain obligated to pay its proportionate share of Operating Expenses subject to such adjustment.

18. ASSUMPTION OF RISK AND INDEMNIFICATION.

(a) ASSUMPTION OF RISK. Tenant, as a material part of the consideration to Landlord, hereby agrees that neither Landlord nor any Landlord Indemnified Parties (as defined in Subparagraph 8(c) above) will be liable to Tenant for, and Tenant expressly assumes the risk of and waives any and all claims it may have against Landlord or any Landlord Indemnified Parties with respect to, (i) any and all damage to property or injury to persons in, upon or about the Premises, the Building or the Development resulting from any act or omission (except for the grossly negligent or intentionally wrongful act or omission) of Landlord, (ii) any such damage caused by other tenants or persons in or about the Building or the Development, or caused by quasi-public work, (iii) any damage to property entrusted to employees of the Building, (iv) any loss of or damage to property by theft or otherwise, or (v) any injury or damage to persons or property resulting from any casualty, explosion, falling plaster or other masonry or glass, steam, gas, electricity, water or rain which may leak from any part of the Building or any other portion of the Development or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place, or resulting from dampness. Notwithstanding anything to the contrary contained in this Lease, neither Landlord nor any Landlord Indemnified Parties will be liable for consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any Tenant Parties or for interference with light or other incorporeal hereditaments. Tenant agrees to give prompt notice to Landlord in case of fire or accidents in the Premises or the Building, or of defects therein or in the fixtures or equipment.

(b) INDEMNIFICATION. Tenant will be liable for, and agrees, to the maximum extent permissible under applicable law, to promptly indemnify, protect, defend and hold harmless Landlord and all Landlord Indemnified Parties, from and against, any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs, including attorneys' fees and court costs (collectively, "Indemnified Claims"), arising or resulting from (i) any act or omission of Tenant or any Tenant Parties (as defined in Subparagraph 8(c) above); (ii) the use of the Premises and Common Areas and conduct of Tenant's business by Tenant or any Tenant Parties, or any other activity, work or thing done, permitted or suffered by Tenant or any Tenant Parties, in or about the Premises, the Building or elsewhere within the Development; and/or (iii) any default by Tenant of any obligations on Tenant's part to be performed under the terms of this Lease. In case any action or proceeding is brought against Landlord or any Landlord Indemnified Parties by reason of any such Indemnified Claims, Tenant, upon notice from Landlord, agrees to promptly defend the same at Tenant's sole cost and expense by counsel approved in writing by Landlord, which approval Landlord will not unreasonably withhold. Subject to Paragraph 19.E below, Landlord agrees to indemnify, defend, and hold Tenant, its employees, agents, and contractors harmless from all liability, costs, or expenses, including attorneys' fees, on account of damage to the person or property of any third party, including any other tenant in the Building or Development to the extent caused by the acts or omissions of Landlord, its employees, or agents.

(c) SURVIVAL; NO RELEASE OF INSURERS. Tenant's indemnification obligations under Subparagraph 18(b) will survive the expiration or earlier termination of this Lease. Tenant's covenants, agreements and indemnification obligation in Subparagraphs 18(a) and 18(b) above, are not intended to and will not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease.

19. INSURANCE.

(a) TENANT'S INSURANCE. On or before the earlier to occur of (i) the Commencement Date, or (ii) the date Tenant commences any work of any type in the Premises pursuant to this Lease (which may be prior to the Commencement Date), and continuing throughout the entire Term hereof and any other period of occupancy, Tenant agrees to keep in full force and effect, at its sole cost and expense, the following insurance:

(i) "All Risks" property insurance including at least the following perils: fire and extended coverage, smoke damage, vandalism, malicious mischief, sprinkler leakage (including earthquake sprinkler leakage). This insurance policy must be upon all property owned by Tenant, for which Tenant is legally liable, or which is installed at Tenant's expense, and which is located in the Building including, without limitation, any Tenant Improvements which satisfy the foregoing qualification and any Alterations, and all furniture, fittings, installations, fixtures and any other personal property of Tenant, in an amount not less than the full replacement cost thereof. If there is a dispute as to full replacement cost, the decision of Landlord or any mortgagee of Landlord will be presumptive.

(ii) One (1) year insurance coverage for business interruption and loss of income and extra expense insuring the same perils described in Subparagraph 19(a)(i) above, in such amounts as will reimburse Tenant for any direct or indirect loss of earnings attributable to any such perils including prevention of access to the Premises, Tenant's parking areas or the Building as a result of any such perils.

(iii) Commercial General Liability Insurance or Comprehensive General Liability Insurance (on an occurrence form) insuring bodily injury, personal injury and property damage including the following divisions and extensions of coverage:
Premises and Operations; Owners and Contractors protective; blanket contractual liability (including coverage for Tenant's indemnity obligations under this Lease); products and completed operations; and liquor liability (if Tenant serves alcohol on the Premises). Such insurance must have the following minimum limits of liability: bodily injury, personal injury and property damage - $2,000,000 each occurrence, $5,000,000 in the aggregate, provided that if liability coverage is provided by a Commercial General Liability policy the general aggregate limit shall apply separately and in total to this location only (per location general aggregate), and provided further, such minimum limits of liability may be adjusted from year to year to reflect increases in coverages as recommended by Landlord's insurance carrier as being prudent and commercially reasonable for tenants of first class office buildings comparable to the Building, rounded to the nearest five hundred thousand dollars.

(iv) Comprehensive Automobile Liability insuring bodily injury and property damage arising from all owned, non-owned and hired vehicles, if any, with minimum limits of liability of $1,000,000 per accident.

(v) Worker's Compensation as required by the laws of the State.

(vi) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts, and for insurance risks against which, a prudent tenant would protect itself, but only to the extent coverage for such risks and amounts are available in the insurance market at commercially acceptable rates. Landlord makes no representation that the limits of liability required to be carried by Tenant under the terms of this Lease are adequate to protect Tenant's interests and Tenant should obtain such additional insurance or increased liability limits as Tenant deems appropriate.

(b) SUPPLEMENTAL TENANT INSURANCE REQUIREMENTS.

(i) All policies must be in a form reasonably satisfactory to Landlord and issued by an insurer admitted to do business in the State.

(ii) All policies must be issued by insurers with a policyholder rating of "A" and a financial rating of "X" in the most recent version of Best's Key Rating Guide.

(iii) All policies must contain a requirement to notify Landlord (and Landlord's property manager and any mortgagees or ground lessors of Landlord who are named as additional insureds, if any) in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Tenant agrees to deliver to Landlord, as soon as practicable after placing the required insurance, but in any event within the time frame specified in Subparagraph 19(a) above, certificate(s) of insurance and/or if required by Landlord, certified copies of each policy evidencing the existence of such insurance and Tenant's compliance with the provisions of this Paragraph 19. Tenant agrees to cause replacement policies or certificates to be delivered to Landlord not less than thirty (30) days prior to the expiration of any such policy or policies. If any such initial or replacement policies or certificates are not furnished within the time(s) specified herein, Tenant will be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided in Subparagraph 22(a)(iii) below, and Landlord will have the right, but not the obligation, to procure such insurance as Landlord deems necessary to protect Landlord's interests at Tenant's expense. If Landlord obtains any insurance that is the responsibility of Tenant under this Paragraph 19, Landlord agrees to deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed and Tenant agrees to promptly reimburse Landlord for such costs as additional rent.

(iv) General Liability and Automobile Liability policies under Subparagraphs 19(a)(iii) and (iv) must name Landlord and Landlord's property manager (and at Landlord's request, Landlord's mortgagees and ground lessors of which Tenant has been informed in writing) as additional insureds and must also contain a provision that the insurance afforded by such policy is primary insurance and any insurance carried by Landlord and Landlord's property manager or Landlord's mortgagees or ground lessors, if any, will be excess over and non-contributing with Tenant's insurance.

(c) TENANT'S USE. Tenant will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy periodically in force covering the Building or the Development Common Areas. If Tenant's occupancy or business in, or on, the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance periodically carried by Landlord with respect to the Building or the Development Common Areas or results in the need for Landlord to maintain special or additional insurance, Tenant agrees to pay Landlord the cost of any such increase in premiums or special or additional coverage as additional rent within ten (10) days after being billed therefor by Landlord. In determining whether increased premiums are a result of Tenant's use of the Premises, a schedule issued by the organization computing the insurance rate on the Building, the Development Common Areas or the Tenant Improvements showing the various components of such rate, will be conclusive evidence of the several items and charges which make up such rate. Tenant agrees to promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

(d) LANDLORD'S POLICIES. Landlord shall at all times during the Term of this Lease maintain in effect a policy or policies of insurance covering the Building providing protection against any peril included under insurance practices in the State of Colorado within the classification "fire and extended coverage" providing protection to the extent of not less than the full replacement cost of the Building, together with insurance against vandalism and malicious mischief. Landlord shall also at all times during the Term of this Lease maintain in effect public liability insurance adequate to protect against liability for injury or death in an amount not less than $1,000,000 for injury to, or death of, one person in any one accident and in an amount not less than $3,000,000 for injury to or death of more than one person in any one accident and against liability for damage to property in an amount not less than $500,000 for each occurrence. Landlord's liability insurance policy shall name Tenant as an additional insured, as its interest appears.

         If any of Landlord's insurance policies are cancelled or cancellation is threatened or the coverage reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, threatened reduction of coverage, increase in premiums, or threatened increase in premiums, within forty-eight (48) hours after notice thereof, Tenant will be deemed to be in material default of this Lease and Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay Landlord the reasonable costs of such remedy as additional rent. If Landlord is unable, or elects not to remedy such condition, then Landlord will have all of the remedies provided for in this Lease in the event of a default by Tenant.

(e) WAIVER OF SUBROGATION. Notwithstanding anything to the contrary contained herein Landlord and Tenant hereby mutually waive and release their respective rights of recovery against each other their officers, directors, agents and employees (but not against other third parties) for (i) any loss on its property capable of being insured against by "all risk" or "multiperil" form insurance coverage whether carried or not; and (ii) all loss, cost, damage or expense arising out of or due to any interruption of business (regardless of the cause therefor), increased or additional costs of operation of business or other costs or expenses whether similar or dissimilar which are capable of being insured against under business interruption insurance whether or not carried. Each party shall apply to their insurers to obtain said waivers and obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver, and shall bear the cost therefor. Tenant shall also obtain and furnish evidence to Landlord of the waiver by Tenant's worker's compensation insurance carrier of all rights of recovery by way of subrogation against Landlord.

20. DAMAGE OR DESTRUCTION.

(a) PARTIAL DESTRUCTION. If the Premises or the Building are damaged by fire or other casualty to an extent not exceeding twenty-five percent (25%) of the full replacement cost thereof, and Landlord's contractor reasonably estimates in a writing delivered to Landlord and Tenant that the damage thereto may be repaired, reconstructed or restored to substantially its condition immediately prior to such damage within one hundred eighty (180) days from the date of such casualty, and Landlord will receive insurance proceeds sufficient to cover the costs of such repairs, reconstruction and restoration (including proceeds from Tenant and/or Tenant's insurance which Tenant is required to deliver to Landlord pursuant to Subparagraph 20(e) below to cover Tenant's obligation for the costs of repair, reconstruction and restoration of any portion of the Tenant Improvements and any Alterations for which Tenant is responsible under this Lease), then Landlord agrees to commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease will continue in full force and effect.

(b) SUBSTANTIAL DESTRUCTION. Any damage or destruction to the Premises or the Building which Landlord is not obligated to repair pursuant to Subparagraph 20(a) above will be deemed a substantial destruction. In the event of a substantial destruction, Landlord may elect to either (i) repair, reconstruct and restore the portion of the Building or the Premises damaged by such casualty, in which case this Lease will continue in full force and effect, subject to Tenant's termination right contained in Subparagraph 20(d) below; or
(ii) terminate this Lease effective as of the date which is thirty (30) days after Tenant's receipt of Landlord's election to so terminate.

(c) NOTICE. Under any of the conditions of Subparagraph 20(a) or (b) above, Landlord agrees to give written notice to Tenant of its intention to repair or terminate, as permitted in such paragraphs, within the earlier of sixty (60) days after the occurrence of such casualty, or ten (10) days after Landlord's receipt of the estimate from Landlord's contractor (the applicable time period to be referred to herein as the "Notice Period").

(d) TENANT'S TERMINATION RIGHTS. If Landlord elects to repair, reconstruct and restore pursuant to Subparagraph 20(b)(i) hereinabove, and if Landlord's contractor estimates that as a result of such damage, Tenant cannot be given reasonable use of and access to the Premises within two hundred forty (240) days after the date of such damage, then Tenant may terminate this Lease effective upon delivery of written notice to Landlord within ten (10) days after Landlord delivers notice to Tenant of its election to so repair, reconstruct or restore.

(e) TENANT'S COSTS AND INSURANCE PROCEEDS. In the event of any damage or destruction of all or any part of the Premises, Tenant agrees to immediately (i) notify Landlord thereof, and (ii) deliver to Landlord all property insurance proceeds received by Tenant with respect to any Tenant Improvements installed by or at the cost of Tenant and any Alterations, but excluding proceeds for Tenant's furniture, fixtures, equipment and other personal property, whether or not this Lease is terminated as permitted in this Paragraph 20, and Tenant hereby assigns to Landlord all rights to receive such insurance proceeds. If, for any reason (including Tenant's failure to obtain insurance for the full replacement cost of any Tenant Improvements installed by or at the cost of Tenant and any Alterations from any and all casualties), Tenant fails to receive insurance proceeds covering the full replacement cost of any Tenant Improvements installed by or at the cost of Tenant and any Alterations which are damaged, Tenant will be deemed to have self-insured the replacement cost of such items, and upon any damage or destruction thereto, Tenant agrees to immediately pay to Landlord the full replacement cost of such items, less any insurance proceeds actually received by Landlord from Landlord's or Tenant's insurance with respect to such items.

(f) ABATEMENT OF RENT. In the event of any damage, repair, reconstruction and/or restoration described in this Paragraph 20, rent will be abated or reduced, as the case may be, from the date of such casualty, in proportion to the degree to which Tenant's use of the Premises is impaired until such use is restored. Except for abatement of rent as provided hereinabove, Tenant will not be entitled to any compensation or damages for loss of, or interference with, Tenant's business or use or access of all or any part of the Premises or for lost profits or any other consequential damages of any kind or nature, which result from any such damage, repair, reconstruction or restoration.

(g) INABILITY TO COMPLETE. Notwithstanding anything to the contrary contained in this Paragraph 20, if Landlord is obligated or elects to repair, reconstruct and/or restore the damaged portion of the Building or the Premises pursuant to Subparagraph 20(a) or 20(b)(i) above, but is delayed from completing such repair, reconstruction and/or restoration beyond the date which is ninety (90) days after the date estimated by Landlord's contractor for completion thereof by reason of any causes (other than delays caused by Tenant, its subtenants, employees, agents or contractors or delays which are beyond the reasonable control of Landlord as described in Paragraph 33), then either Landlord or Tenant may elect to terminate this Lease upon ten (10) days prior written notice given to the other after the expiration of such ninety (90) day period.

(h) DAMAGE NEAR END OF TERM. Landlord and Tenant shall each have the right to terminate this Lease if any damage to the Premises occurs during the last twelve
(12) months of the Term of this Lease where Landlord's contractor estimates in a writing delivered to Landlord and Tenant that the repair, reconstruction or restoration of such damage cannot be completed within sixty (60) days after the date of such casualty. If either party desires to terminate this Lease under this Subparagraph (h), it shall provide written notice to the other party of such election within ten
(10) days after receipt of Landlord's contractor's repair estimates.

(i) WAIVER OF TERMINATION RIGHT. Landlord and Tenant agree that the foregoing provisions of this Paragraph 20 are to govern their respective rights and obligations in the event of any damage or destruction and supersede and are in lieu of the provisions of any applicable law, statute, ordinance, rule, regulation, order or ruling now or hereafter in force which provide remedies for damage or destruction of leased premises.

(j) TERMINATION. Upon any termination of this Lease under any of the provisions of this Paragraph 20, the parties will be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have accrued and are unpaid as of the date of termination and matters which are to survive any termination of this Lease as provided in this Lease.

21. EMINENT DOMAIN.

(a) SUBSTANTIAL TAKING. If the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy of the Premises, as contemplated by this Lease, is taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party will have the right to terminate this Lease effective as of the date possession is required to be surrendered to such authority.

(b) PARTIAL TAKING; ABATEMENT OF RENT. In the event of a taking of a portion of the Premises which does not substantially interfere with Tenant's use and occupancy of the Premises, then, neither party will have the right to terminate this Lease and Landlord will thereafter proceed to make a functional unit of the remaining portion of the Premises and rent will be abated with respect to the part of the Premises which Tenant is deprived of on account of such taking.

(c) CONDEMNATION AWARD. In connection with any taking of the Premises or the Building, Landlord will be entitled to receive the entire amount of any award which may be made or given in such taking or condemnation, without deduction or apportionment for any estate or interest of Tenant, it being expressly understood and agreed by Tenant that no portion of any such award will be allowed or paid to Tenant for any so-called bonus or excess value of this Lease, and such bonus or excess value will be the sole property of Landlord. Tenant agrees not to assert any claim against Landlord or the taking authority for any compensation because of such taking (including any claim for bonus or excess value of this Lease); provided, however, if any portion of the Premises is taken, Tenant (to the extent authorized by law) will have the right to independently recover from the condemning authority (but not from Landlord) any compensation as may be separately awarded or recoverable by Tenant for the taking of Tenant's furniture, fixtures, equipment and other personal property within the Premises, for Tenant's relocation expenses, and for any loss of goodwill or other damage to Tenant's business by reason of such taking.

(d) TEMPORARY TAKING. In the event of taking of the Premises or any part thereof for temporary use, (i) this Lease will remain unaffected thereby and rent will abate for the duration of the taking in proportion to the extent Tenant's use of the Premises is interfered with, and (ii) Landlord will be entitled to receive such portion or portions of any award made for such use provided that if such taking remains in force at the expiration or earlier termination of this Lease, Tenant will then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Paragraph 11 with respect to surrender of the Premises and upon such payment Tenant will be excused from such obligations. For purpose of this Subparagraph 21(d), a temporary taking shall be defined as a taking for a period of ninety (90) days or less.

22. DEFAULTS AND REMEDIES.

(a) DEFAULTS. The occurrence of any one or more of the following events will be deemed a default by Tenant:

(i) The abandonment of the Premises by Tenant, which for purposes of this Lease means any absence by Tenant from the Premises for five (5) business days or longer while in default of any other provision of this Lease.

(ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure continues for a period of three (3) business days after written notice is received (or deemed delivered pursuant to Paragraph 9 hereof) thereof from Landlord to Tenant; provided, however, that any such notice will be in lieu of, and not in addition to, any notice required under applicable law.

(iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 22(a)(i) or (ii) above, where such failure continues (where no other period of time is expressly provided) for a period of ten (10) days after written notice is received (or deemed delivered pursuant to Paragraph 9 hereof) thereof from Landlord to Tenant. The provisions of any such notice will be in lieu of, and not in addition to, any notice required under applicable law including but not limited to unlawful detainer actions and any successor statute or similar law). If the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant will not be deemed to be in default if Tenant, with Landlord's concurrence, commences such cure within such ten (10) day period and thereafter diligently prosecutes such cure to completion.

(iv) (A) The making by Tenant of any general assignment for the benefit of creditors; (B) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (C) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (D) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

(b) LANDLORD'S REMEDIES; TERMINATION. In the event of any default by Tenant, in addition to any other remedies available to Landlord at law or in equity under applicable law, Landlord will have the immediate right and option to terminate this Lease and all rights of Tenant hereunder. If Landlord elects to terminate this Lease then, to the extent permitted under applicable law, Landlord may recover from Tenant (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, results therefrom including, but not limited to: attorneys' fees and costs; brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises, and removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, Alterations, the Tenant Improvements and any other items which Tenant is required under this Lease to remove but does not remove, as well as the unamortized value of any free rent, reduced rent, free parking (provided Landlord is then currently charging for surface parking within the Development), reduced rate parking and any Tenant Improvement Allowance or other costs or economic concessions provided, paid, granted or incurred by Landlord pursuant to this Lease. The unamortized value of such concessions shall be determined by taking the total value of such concessions and multiplying such value by a fraction, the numerator of which is the number of months of the Lease Term not yet elapsed as of the date on which the Lease is terminated, and the denominator of which is the total number of months of the Lease Term. As used in Subparagraphs 22(b)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the Interest Rate. As used in Subparagraph 22(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

(c) LANDLORD'S REMEDIES; RE-ENTRY RIGHTS. In the event of any default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord will also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere and/or disposed of at the sole cost and expense of and for the account of Tenant in accordance with the provisions of Subparagraph 13(h) of this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 22(c) will be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

(d) LANDLORD'S REMEDIES; RE-LETTING. In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord elects to re-enter the Premises or takes possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease, Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof on terms and conditions as Landlord in its sole and absolute discretion may deem advisable with the right to make alterations and repairs to the Premises in connection with such reletting. If Landlord elects to relet the Premises, then rents received by Landlord from such reletting will be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises incurred in connection with such reletting; fourth, to the payment of rent due and unpaid hereunder; the residue, if any, will be held by Landlord and applied to payment of future rent as the same may become due and payable hereunder. Should that portion of such rents received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant agrees to pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency will be calculated and paid monthly. Landlord will use reasonable efforts to mitigate its damages.



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

(e) LANDLORD'S REMEDIES; PERFORMANCE FOR TENANT. All covenants and agreements to be performed by Tenant under any of the terms of this Lease are to be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money owed to any party other than Landlord, for which it is liable under this Lease, or if Tenant fails to perform any other act on its part to be performed hereunder, and such failure continues for ten
(10) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from its obligations, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. Tenant agrees to reimburse Landlord upon demand for all sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the Interest Rate, from the date of such payment by Landlord until reimbursed by Tenant. This remedy shall be in addition to any other right or remedy of Landlord set forth in this Paragraph 22.

(f) LATE PAYMENT. If Tenant fails to pay any installment of rent within five (5) days of when due or if Tenant fails to make any other payment for which Tenant is obligated under this Lease within five (5) days of when due, such late amount will accrue interest at the Interest Rate and Tenant agrees to pay Landlord as additional rent such interest on such amount from the date such amount becomes due until such amount is paid. In addition, Tenant agrees to pay to Landlord concurrently with such late payment amount, as additional rent, a late charge equal to ten percent (10%) of the amount due to compensate Landlord for the extra costs Landlord will incur as a result of such late payment. The parties agree that (i) it would be impractical and extremely difficult to fix the actual damage Landlord will suffer in the event of Tenant's late payment, (ii) such interest and late charge represents a fair and reasonable estimate of the detriment that Landlord will suffer by reason of late payment by Tenant, and
(iii) the payment of interest and late charges are distinct and separate in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for Landlord's processing, administrative and other costs incurred by Landlord as a result of Tenant's delinquent payments. Acceptance of any such interest and late charge will not constitute a waiver of the Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord. If Tenant incurs a late charge more than three
(3) times in any period of twelve (12) months during the Lease Term, then, notwithstanding that Tenant cures the late payments for which such late charges are imposed, Landlord will have the right to require Tenant thereafter to pay all installments of Monthly Base Rent quarterly in advance throughout the remainder of the Lease Term.

(g) RIGHTS AND REMEDIES CUMULATIVE. All rights, options and remedies of Landlord contained in this Lease will be construed and held to be cumulative, and no one of them will be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this Paragraph 22 will be deemed to limit or otherwise affect Tenant's indemnification of Landlord pursuant to any provision of this Lease.

23. LANDLORD'S DEFAULT. Landlord will not be in default in the performance of any obligation required to be performed by Landlord under this Lease unless Landlord fails to perform such obligation within fifteen (15) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of Landlord's obligation is such that more than fifteen (15) days are required for performance, then Landlord will not be deemed in default if it commences such performance within such fifteen (15) day period and thereafter diligently pursues the same to completion. Upon any default by Landlord, Tenant may exercise any of its rights provided at law or in equity, subject to the limitations on liability set forth in Paragraph 35 of this Lease.

24. ASSIGNMENT AND SUBLETTING.

(a) RESTRICTION ON TRANSFER. Except as expressly provided in this Paragraph 24, Tenant will not, either voluntarily or by operation of law, assign or encumber this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than Tenant (any such assignment, encumbrance, sublease or the like will sometimes be referred to as a "Transfer"), without the prior written consent of Landlord, which consent Landlord will not unreasonably withhold.

(b) CORPORATE AND PARTNERSHIP TRANSFERS. For purposes of this Paragraph 24, if Tenant is a corporation, partnership or other entity, any transfer, assignment, encumbrance or hypothecation of twenty-five percent (25%) or more (individually or in the aggregate) of any stock or other ownership interest in such entity, and/or any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity, will be deemed a Transfer and will be subject to all of the restrictions and provisions contained in this Paragraph
24. Notwithstanding the foregoing, the immediately preceding sentence will not apply to any transfers of stock of Tenant if Tenant is a publicly-held corporation and such stock is transferred publicly over a recognized security exchange or over-the-counter market.

(c) PERMITTED CONTROLLED TRANSFERS. Notwithstanding the provisions of this Paragraph 24 to the contrary, Tenant may assign this Lease or sublet the Premises or any portion thereof ("Permitted Transfer"), without Landlord's consent and without extending any sublease termination option to Landlord, to any parent, subsidiary or affiliate corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from a merger or consolidation





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

with Tenant, or to any person or entity which acquires all the assets of Tenant's business as a going concern, provided that: (i) at least twenty (20) days prior to such assignment or sublease, Tenant delivers to Landlord the financial statements and other financial and background information of the assignee or sublessee described in Subparagraph 24(d) below; (ii) if an assignment, the assignee assumes, in full, the obligations of Tenant under this Lease (or if a sublease, the sublessee of a portion of the Premises or Term assumes, in full, the obligations of Tenant with respect to such portion); (iii) the financial net worth of the assignee or sublessee as of the time of the proposed assignment or sublease equals or exceeds that of Tenant as of the date of execution of this Lease: (iv) Tenant remains fully liable under this Lease; and (v) the use of the Premises under Paragraph 8 remains unchanged.

(d) TRANSFER NOTICE. If Tenant desires to effect a Transfer, then at least thirty (30) days prior to the date when Tenant desires the Transfer to be effective (the "Transfer Date"), Tenant agrees to give Landlord a notice (the "Transfer Notice"), stating the name, address and business of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as "Transferee"), reasonable information (including references) concerning the character, ownership, and financial condition of the proposed Transferee, the Transfer Date, any ownership or commercial relationship between Tenant and the proposed Transferee, and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord may reasonably require. If Landlord reasonably requests additional detail, the Transfer Notice will not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any Transfer until such information is provided to it.

(e) LANDLORD'S OPTIONS. Within fifteen (15) days of Landlord's receipt of any Transfer Notice, and any additional information requested by Landlord concerning the proposed Transferee's financial responsibility, Landlord will elect to do one of the following (i) consent to the proposed Transfer; (ii) refuse such consent, which refusal shall be on reasonable grounds including, without limitation, those set forth in Subparagraph 24(f) below; or (iii) terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned and recapture all or such portion of the Premises for reletting by Landlord.

(f) REASONABLE DISAPPROVAL. Landlord and Tenant hereby acknowledge that Landlord's disapproval of any proposed Transfer pursuant to Subparagraph 24(e) will be deemed reasonably withheld if based upon any reasonable factor, including, without limitation, any or all of the following factors: (i) if the Building is less than eighty percent (80%) occupied, if the net effective rent payable by the Transferee (adjusted on a rentable square foot basis) is less than the net effective rent then being quoted by Landlord for new leases in the Building for comparable size space for a comparable period of time; (ii) the proposed Transferee is a governmental entity; (iii) the portion of the Premises to be sublet or assigned is irregular in shape with inadequate means of ingress and egress; (iv) the use of the Premises by the Transferee (A) is not permitted by the use provisions in Paragraph 8 hereof, (B) violates any exclusive use granted by Landlord to another tenant in the Building, or (C) otherwise poses a risk of increased liability to Landlord; (v) the Transfer would likely result in a significant and inappropriate increase in the use of the parking areas or Development Common Areas by the Transferee's employees or visitors, and/or significantly increase the demand upon utilities and services to be provided by Landlord to the Premises; or (vi) the Transferee does not have the financial capability to fulfill the obligations imposed by the Transfer and this Lease.

(g) ADDITIONAL CONDITIONS. A condition to Landlord's consent to any Transfer of this Lease will be the delivery to Landlord of a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation, and, in the case of an assignment, the delivery to Landlord of an agreement executed by the Transferee in form and substance reasonably satisfactory to Landlord, whereby the Transferee assumes and agrees to be bound by all of the terms and provisions of this Lease and to perform all of the obligations of Tenant hereunder. As a condition for granting its consent to any assignment or sublease, Landlord may require that the assignee or sublessee remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee. As a condition to Landlord's consent to any sublease, such sublease must provide that it is subject and subordinate to this Lease and to all mortgages; that Landlord may enforce the provisions of the sublease, including collection of rent; that in the event of termination of this Lease for any reason, including without limitation a voluntary surrender by Tenant, or in the event of any reentry or repossession of the Premises by Landlord, Landlord may, at its option, either
(i) terminate the sublease, or (ii) take over all of the right, title and interest of Tenant, as sublessor, under such sublease, in which case such sublessee will attorn to Landlord, but that nevertheless Landlord will not (1) be liable for any previous act or omission of Tenant under such sublease, (2) be subject to any defense or offset previously accrued in favor of the sublessee against Tenant, or (3) be bound by any previous modification of any sublease made without Landlord's written consent, or by any previous prepayment by sublessee of more than one month's rent.

(h) EXCESS RENT. If Landlord consents to any assignment of this Lease, Tenant agrees to pay to Landlord, as additional rent, one-half of all sums and other consideration payable to and for the benefit of Tenant by the assignee on account of the assignment, as and when such sums and other consideration are due and payable by the assignee to or for the benefit of Tenant (or, if Landlord so requires, and without any release of Tenant's liability for the same, Tenant agrees to instruct the assignee to pay such sums and other consideration directly to Landlord). If for any sublease, Tenant receives rent or other consideration, either initially or over the term of the sublease, in excess of the rent fairly allocable to the portion of the Premises which is




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

subleased based on square footage, Tenant agrees to pay to Landlord as additional rent one-half of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. In calculating excess rent or other consideration which may be payable to Landlord under this paragraph, Tenant will be entitled to deduct commercially reasonable third party brokerage commissions, tenant improvement allowance and attorneys' fees reasonably and actually expended by Tenant in connection with such assignment or subletting if acceptable written evidence of such expenditures is provided to Landlord.

(i) TERMINATION RIGHTS. If Tenant requests Landlord's consent to any assignment or subletting of all or a portion of the Premises, Landlord will have the right, as provided in Subparagraph 24(e), to terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned effective as of the date Tenant proposes to sublet or assign all or less than all of the Premises. Landlord's right to terminate this Lease as to less than all of the Premises proposed to be sublet or assigned will not terminate as to any future additional subletting or assignment as a result of Landlord's consent to a subletting of less than all of the Premises or Landlord's failure to exercise its termination right with respect to any subletting or assignment. Landlord will exercise such termination right, if at all, by giving written notice to Tenant within thirty (30) days of receipt by Landlord of the financial responsibility information required by this Paragraph 24. Tenant understands and acknowledges that the option, as provided in this Paragraph 24, to terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned rather than approve the subletting or assignment of all or a portion of the Premises, is a material inducement for Landlord's agreeing to lease the Premises to Tenant upon the terms and conditions herein set forth. In the event of any such termination with respect to less than all of the Premises, the cost of segregating the recaptured space from the balance of the Premises will be paid by Tenant and Tenant's future monetary obligations under this Lease will be reduced proportionately on a square footage basis to correspond to the balance of the Premises which Tenant continues to lease.

(j) NO RELEASE. No Transfer will release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Landlord may require that any Transferee remit directly to Landlord on a monthly basis, all monies due Tenant by said Transferee. However, the acceptance of rent by Landlord from any other person will not be deemed to be a waiver by Landlord of any provision hereof. Consent by Landlord to one Transfer will not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. Landlord may consent to subsequent assignments of this Lease or sublettings or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions will not relieve Tenant of liability under this Lease.

(k) ADMINISTRATIVE AND ATTORNEYS' FEES. If Tenant effects a Transfer or requests the consent of Landlord to any Transfer (whether or not such Transfer is consummated), then, upon demand, Tenant agrees to pay Landlord a non-refundable administrative fee of Two Hundred Fifty Dollars ($250.00), plus any reasonable attorneys' and paralegal fees incurred by Landlord in connection with such Transfer or request for consent (whether attributable to Landlord's in-house attorneys or paralegals or otherwise) not to exceed One Hundred Dollars ($100.00) for each one thousand (1,000) rentable square feet of area contained within the Premises or portion thereof to be assigned or sublet. Acceptance of the Two Hundred Fifty Dollar ($250.00) administrative fee and/or reimbursement of Landlord's attorneys' and paralegal fees will in no event obligate Landlord to consent to any proposed Transfer.

25. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or beneficiary with a deed of trust encumbering the Building and/or the Development, or any lessor of a ground or underlying lease with respect to the Building, this Lease will be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building; and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed for which the Building, the Development or any leases thereof, or Landlord's interest and estate in any of said items, is specified as security. Notwithstanding the foregoing, Landlord reserves the right to subordinate any such ground leases or underlying leases or any such liens to this Lease. If any such ground lease or underlying lease terminates for any reason or any such mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, at the election of Landlord's successor in interest, Tenant agrees to attorn to and become the tenant of such successor in which event Tenant's right to possession of the Premises will not be disturbed as long as Tenant is not in default under this Lease. Tenant hereby waives its rights under any law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding or sale. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form reasonably required by Landlord, any additional documents evidencing the priority or subordination of this Lease and Tenant's attornment agreement with respect to any such ground lease or underlying leases or the lien of any such mortgage or deed of trust; provided such document also acknowledges that so long as Tenant is not in default under this Lease, Tenants right of use and possession in the Premises will not be disturbed. If Tenant fails to sign and return any such documents within ten (10) days of receipt, Tenant will be in default hereunder. Landlord will provide to Tenant a



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

non-disturbance agreement from the current lender for the Premises substantially in the form attached hereto as Exhibit J within ten (10) business days after mutual execution of the Lease.

26. ESTOPPEL CERTIFICATE.

(a) TENANT'S OBLIGATIONS. Within ten (10) days following any written request which Landlord may make from time to time, Tenant agrees to execute and deliver to Landlord a statement, in a form substantially similar to the form of Exhibit "G" attached hereto or as may reasonably be required by Landlord's lender, certifying: (i) the date of commencement of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, and stating the date and nature of such modifications); (iii) the date to which the rent and other sums payable under this Lease have been paid; (iv) to Tenant's knowledge after reasonable inquiry, that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (v) such other matters reasonably requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 26 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

(b) TENANT'S FAILURE TO DELIVER. Tenant's failure to deliver such statement within such time will be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord,
(ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one (1) month's rent has been paid in advance. Without limiting the foregoing, if Tenant fails to deliver any such statement within such ten (10) day period, Landlord may deliver to Tenant an additional request for such statement and Tenant's failure to deliver such statement to Landlord within ten (10) days after delivery of such additional request will constitute a default under this Lease. Tenant agrees to indemnify and protect Landlord from and against any and all claims, damages, losses, liabilities and expenses (including attorneys' fees and costs) attributable to any failure by Tenant to timely deliver any such estoppel certificate to Landlord as required by this Paragraph 26.

27. [INTENTIONALLY OMITTED]

28. RULES AND REGULATIONS. Tenant agrees to faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and incorporated herein by this reference as Exhibit "H", and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord will not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of any of the Rules and Regulations.

29. MODIFICATION AND CURE RIGHTS OF LANDLORD'S MORTGAGEES AND LESSORS.

(a) MODIFICATIONS. If, in connection with Landlord's obtaining or entering into any financing or ground lease for any portion of the Building or the Development, the lender or ground lessor requests modifications to this Lease, Tenant, within ten (10) days after request therefor, agrees to execute an amendment to this Lease incorporating such modifications, provided such modifications are reasonable and do not increase the obligations of Tenant under this Lease or adversely affect the leasehold estate created by this Lease.

(b) CURE RIGHTS. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises or ground lessor of Landlord whose address has been furnished to Tenant, and Tenant agrees to offer such beneficiary, mortgagee or ground lessor a reasonable opportunity to cure the default (including with respect to any such beneficiary or mortgagee, time to obtain possession of the Premises, subject to this Lease and Tenant's rights hereunder, by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure).

30. DEFINITION OF LANDLORD. The term "Landlord," as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, means and includes only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title (other than a transfer for security purposes only), Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) will be automatically relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, so long as the transferee assumes in writing all such covenants and obligations of Landlord arising after the date of such transfer. Landlord and Landlord's transferees and assignees have the absolute right to transfer all or any portion of their respective title and interest in the Development, the Building, the Premises and/or this Lease without the consent of Tenant, and such transfer or subsequent transfer will not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

31. WAIVER. The waiver by either party of any breach of any term, covenant or condition herein contained will not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor will





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

any custom or practice which may develop between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of either party to insist upon performance in strict accordance with said terms. The subsequent acceptance of rent or any other payment hereunder by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No acceptance by Landlord of a lesser sum than the basic rent and additional rent or other sum then due will be deemed to be other than on account of the earliest installment of such rent or other amount due, nor will any endorsement or statement on any check or any letter accompanying any check be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or other amount or pursue any other remedy provided in this Lease. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval will not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

32. PARKING.

(a) GRANT OF PARKING RIGHTS. So long as this Lease is in effect and provided Tenant is not in default hereunder, Landlord grants to Tenant and Tenant's Authorized Users (as defined below) a license to use the number of parking spaces designated in Subparagraph 1(s) subject to the terms and conditions of this Paragraph 32 and the Rules and Regulations regarding parking contained in Exhibit "H" attached hereto. Except as otherwise expressly set forth in Subparagraph 1(s), as consideration for the use of such parking spaces, Tenant agrees to pay to Landlord or, at Landlord's election, directly to Landlord's parking operator, as additional rent under this Lease, the prevailing parking rate for each such parking space as established by Landlord in its sole and absolute discretion from time to time. Tenant agrees that all parking charges will be payable on a monthly basis concurrently with each monthly payment of Monthly Base Rent. Tenant agrees to submit to Landlord or, at Landlord's election, directly to Landlord's parking operator with a copy to Landlord, written notice in a form reasonably specified by Landlord containing the names, home and office addresses and telephone numbers of those persons who are authorized by Tenant to use Tenant's parking spaces on a monthly basis ("Tenant's Authorized Users") and shall use its best efforts to identify each vehicle of Tenant's Authorized Users by make, model and license number. Tenant agrees to deliver such notice prior to the beginning of the Term of this Lease and to periodically update such notice as well as upon specific request by Landlord or Landlord's parking operator to reflect changes to Tenant's Authorized Users or their vehicles.

(b) USE OF PARKING SPACES. Tenant will not use or allow any of Tenant's Authorized Users to use any parking spaces which have been specifically assigned by Landlord to other tenants or occupants or for other uses such as visitor parking or which have been designated by any governmental entity as being restricted to certain uses. Tenant will not be entitled to increase or reduce its parking privileges applicable to the Premises during the Term of the Lease except as follows: If at any time Tenant desires to increase or reduce the number of parking spaces allocated to it under the terms of this Lease, Tenant must notify Landlord in writing of such desire and Landlord will have the right, in its sole and absolute discretion, to either (a) approve such requested increase in the number of parking spaces allocated to Tenant (with an appropriate increase to the additional rent payable by Tenant for such additional spaces based on the then prevailing parking rates), (b) approve such requested decrease in the number of parking spaces allocated to Tenant (with an appropriate reduction in the additional rent payable by Tenant for such eliminated parking spaces based on the then prevailing parking rates), or (c) disapprove such requested increase or decrease in the number of parking spaces allocated to Tenant. Promptly following receipt of Tenant's written request, Landlord will provide Tenant with written notice of its decision including a statement of any adjustments to the additional rent payable by Tenant for parking under the Lease, if applicable.

(c) GENERAL PROVISIONS. Except as otherwise expressly set forth in Subparagraph 1(s) and 32(a), Landlord reserves the right to set and increase monthly fees and/or daily and hourly rates for parking privileges from time to time during the Term of the Lease. Landlord may assign any unreserved and unassigned parking spaces and/or make all or any portion of such spaces reserved, if Landlord reasonably determines that it is necessary for orderly and efficient parking or for any other reasonable reason. Failure to pay the rent for any particular parking spaces or failure to comply with any terms and conditions of this Lease applicable to parking may be treated by Landlord as a default under this Lease and, in addition to all other remedies available to Landlord under the Lease, at law or in equity, Landlord may elect to recapture such parking spaces for the balance of the Term of this Lease if Tenant does not cure such failure within the applicable cure period set forth in Paragraph 22 of this Lease. In such event, Tenant and Tenant's Authorized Users will be deemed visitors for purposes of parking space use and will be entitled to use only those parking areas specifically designated for visitor parking subject to all provisions of this Lease applicable to such visitor parking use. Except in connection with an assignment or sublease expressly permitted under the terms of this Lease, Tenant's parking rights and privileges described herein are personal to Tenant and may not be assigned or transferred, or otherwise conveyed, without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion. In any event, under no circumstances may Tenant's parking rights and privileges be transferred, assigned or otherwise conveyed separate and apart from Tenant's interest in this Lease.

(d) COOPERATION WITH TRAFFIC MITIGATION MEASURES. Tenant agrees to use its reasonable, good faith efforts to cooperate in traffic mitigation programs which may be undertaken by Landlord independently, or in cooperation with local municipalities or governmental agencies or other property owners in the vicinity of the Building. Such programs may include, but will not be limited to, carpools, vanpools and other ride sharing programs, public and private transit, flexible work hours, preferential assigned parking programs and programs to coordinate tenants within the Development with existing or proposed traffic mitigation programs.

(e) PARKING RULES AND REGULATIONS. Tenant and Tenant's Authorized Users shall comply with all rules and regulations regarding parking set forth in Exhibit "H" attached hereto and Tenant agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to comply with such rules and regulations. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.

33. FORCE MAJEURE. If either Landlord or Tenant is delayed, hindered in or prevented from the performance of any act required under this Lease by reason of strikes, lock-outs, labor troubles, inability to procure standard materials, failure of power, restrictive governmental laws, regulations or orders or governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations which is not the result of the action or inaction of the party claiming such delay), riots, civil unrest or insurrection, war, fire, earthquake, flood or other natural disaster, unusual and unforeseeable delay which results from an interruption of any public utilities (e.g., electricity, gas, water, telephone) or other unusual and unforeseeable delay not within the reasonable control of the party delayed in performing work or doing acts required under the provisions of this Lease, then performance of such act will be excused for the period of the delay and the period for the performance of any such act will be extended for a period equivalent to the period of such delay. The provisions of this Paragraph 33 will not operate to excuse Tenant from prompt payment of rent or any other payments required under the provisions of this Lease.

34. SIGNS. Landlord will designate the location on the exterior of the Building for up to two Tenant identification signs. Tenant agrees to have Landlord install and maintain Tenant's identification signs in such designated locations in accordance with this Paragraph 34 at Tenant's sole cost and expense. Tenant has no right to install Tenant identification signs in any other location in, on or about the Premises or the Development except as expressly authorized below. The size, design, color and other physical aspects of any and all permitted sign(s) will be subject to (i) Landlord's reasonable written approval prior to installation, (ii) any covenants, conditions or restrictions governing the Premises, and (iii) any applicable municipal or governmental permits and approvals. Landlord acknowledges that illuminated signs on the Building are allowed under current laws applicable to the Jefferson Corporate Center, and Tenant, so long as it leases the entire Building, shall be allowed to erect and maintain, at its sole cost and expense, the maximum size and number of signs allowed by applicable laws, rules and regulations on the exterior of the Building. Landlord, at Tenant's sole cost and expense, shall reasonably cooperate in any application for approval or consent (or modification of any prior consent or approval) of any applicable governmental entity in connection with Tenant's signage rights hereunder. Tenant will be solely responsible for all costs for installation, maintenance, repair and removal of any Tenant identification sign(s). If Tenant fails to remove Tenant's sign(s) upon termination of this Lease and repair any damage caused by such removal, Landlord may do so at Tenant's sole cost and expense. Tenant agrees to reimburse Landlord for all costs incurred by Landlord to effect any installation, maintenance or removal on Tenant's account, which amount will be deemed additional rent, and may include, without limitation, all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and actual attorneys' fees with interest thereon at the Interest Rate from the date of Landlord's demand until paid by Tenant. Any sign rights granted to Tenant under this Lease are personal to Tenant and may not be assigned, transferred or otherwise conveyed to any assignee or subtenant of Tenant without Landlord's prior written consent, which consent Landlord may withhold in its reasonable discretion. Landlord agrees to use commercially reasonable efforts to preserve Tenant's signage visibility from C-470 when selecting future locations and elevations for other buildings in the Development. Nevertheless, Landlord will not be obligated to develop Sites 7, 9 or 10 as depicted on Exhibit "A-I" prior to developing Sites 2 through 5. In the event Landlord or LSI, during the initial Term of this Lease, develops a speculative office building (expressly excluding a build-to-suit project) on Sites 4 or 5 as depicted on Exhibit "A-I" attached hereto, then Tenant shall have the right to utilize for the balance of the Term of this Lease up to one-third of a two-sided, stone pylon monument sign at a location near C-470 which is acceptable to Landlord, Tenant and any governmental entity with jurisdiction over such location. If Landlord completes construction of a speculative office building (expressly excluding a build-to-suit project) on Sites 4 or 5 within the first three Lease Years of the initial Term, then Landlord shall bear the cost to construct and install the monument sign. If Landlord completes construction of a speculative office building (expressly excluding a build-to-suit project) on Sites 4 or 5 within the fourth or fifth Lease Years of the initial Term, then the cost to construct and install the monument sign shall be equally split with Tenant. Notwithstanding any of the foregoing, all costs of lettering and design with respect to Tenant's lettering and logo on such sign (and the cost to affix such lettering and logo onto such sign) shall be at Tenant's sole cost and expense. Tenant shall have no rights with respect to the monument sign if development of a speculative office building (expressly excluding a build-to-suit project) on Sites 4 or 5 is completed after the initial Term of this Lease. Additionally, if Tenant leases over 50% of the square footage of any building (speculative, build-to-suit or otherwise) constructed on Sites 4 or 5, and Tenant has the right to utilize any exterior signage rights on such building, then Tenant shall have no rights with respect to the monument sign referenced above and Tenant, at its sole cost and expense, will thereafter remove all of its lettering and logos from such monument sign.

  35. LIMITATION ON LIABILITY. In consideration of the benefits accruing hereunder, Tenant on behalf of itself and all successors and assigns of Tenant covenants and agrees that, in the event of any actual or alleged failure, breach or default hereunder by Landlord: (a) Tenant's recourse against Landlord for monetary damages will be limited to Landlord's interest in the Building including, subject to the prior rights of any Mortgagee, Landlord's interest in the rents of the Building and any insurance proceeds payable to Landlord; (b) Except as may be necessary to secure jurisdiction of the partnership or company, no partner or member of Landlord shall be sued or named as a party in any suit or action and no service of process shall be made against any partner or member of Landlord; (c) No partner or member of Landlord shall be required to answer or otherwise plead to any service of process; (d) No judgment will be taken against any partner or member of Landlord and any judgment taken against any partner or member of Landlord may be vacated and set aside at any time after the fact; (e) No writ of execution will be levied against the assets of any partner or member of Landlord; (f) The obligations under this Lease do not constitute personal obligations of the individual members, partners, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual members, partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease; and (g) These covenants and agreements are enforceable both by Landlord and also by any partner or member of Landlord.

36. FINANCIAL STATEMENTS. Prior to the execution of this Lease by Landlord and at any time during the Term of this Lease upon ten (10) days prior written notice from Landlord, Tenant agrees to provide Landlord with a current financial statement for Tenant and any guarantors of Tenant and financial statements for the two (2) years prior to the current financial statement year for Tenant and any guarantors of Tenant. Such statements are to be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, audited by an independent certified public accountant.

37. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant paying the rent required under this Lease and paying all other charges and performing all of the covenants and provisions on Tenant's part to be observed and performed under this Lease, Tenant shall peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease without hindrance or molestation by Landlord or its employees or agents.

38. MISCELLANEOUS.

(a) CONFLICT OF LAWS. This Lease shall be governed by and construed solely pursuant to the laws of the State, without giving effect to choice of law principles thereunder.

(b) SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

(c) PROFESSIONAL FEES AND COSTS. If either Landlord or Tenant should bring suit against the other with respect to this Lease, then all costs and expenses, including without limitation, actual professional fees and costs such as appraisers', accountants' and attorneys' fees and costs, incurred by the party which prevails in such action, whether by final judgment or out of court settlement, shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. As used herein, attorneys' fees and costs shall include, without limitation, attorneys' fees, costs and expenses incurred in connection with any
(i) postjudgment motions; (ii) contempt proceedings; (iii) garnishment, levy, and debtor and third party examination; (iv) discovery; and (v) bankruptcy litigation.

(d) TERMS AND HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

(e) TIME. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a material factor.

(f) PRIOR AGREEMENT; AMENDMENTS. This Lease constitutes and is intended by the parties to be a final, complete and exclusive statement of their entire agreement with respect to the subject matter of this Lease. This Lease supersedes any and all prior and contemporaneous agreements and understandings of any kind relating to the subject matter of this Lease. There are no other agreements, understandings, representations, warranties, or statements, either oral or in written form, concerning the subject matter of this Lease. No alteration, modification, amendment or interpretation of this Lease shall be binding on the parties unless contained in a writing which is signed by both parties.

(g) SEPARABILITY. The provisions of this Lease shall be considered separable such that if any provision or part of this Lease is ever held to be invalid, void or illegal under any law or ruling, all remaining provisions of this Lease shall remain in full force and effect to the maximum extent permitted by law.

(h) RECORDING. Neither Landlord nor Tenant shall record this Lease nor a short form memorandum thereof without the consent of the other.

(i) COUNTERPARTS. This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

(j) NONDISCLOSURE OF LEASE TERMS. Each party acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information. Disclosure of the terms could adversely affect the ability of each party to compete in the marketplace. Accordingly, each party agrees that neither it nor its members, partners, officers, directors, employees, agents and attorneys shall intentionally and voluntarily disclose the terms and conditions of this Lease to: (i) any newspaper or other publication; (ii) any other tenant or apparent prospective tenant of the Building or other portion of the Development;
(iii) any competitor of Tenant; or (iv) any real estate agent either directly or indirectly without the prior written consent of the other party; provided, however, that Tenant may disclose the terms to prospective subtenants, prospective assignees, prospective lenders and its auditors and Landlord may disclose the terms to prospective lenders, prospective purchasers and its auditors.

(k) NON-DISCRIMINATION. Tenant acknowledges and agrees that there shall be no discrimination against, or segregation of, any person, group of persons, or entity on the basis of race, color, creed, religion, age, sex, marital status, national origin, or ancestry in the leasing, subleasing, transferring, assignment, occupancy, tenure, use, or enjoyment of the Premises, or any portion thereof.

39. EXECUTION OF LEASE.

(a) JOINT AND SEVERAL OBLIGATIONS. If more than one person executes this Lease as Tenant, their execution of this Lease will constitute their covenant and agreement that (i) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and
(ii) the term "Tenant" as used in this Lease means and includes each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, will be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

(b) TENANT AS CORPORATION OR PARTNERSHIP. If Tenant executes this Lease as a corporation or partnership, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that such entity is duly qualified and in good standing to do business in Colorado and that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf, and in the case of a corporation, in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, if requested by Landlord, and in accordance with the by-laws of Tenant, and, in the case of a partnership, in accordance with the partnership agreement and the most current amendments thereto, if any, copies of which are to be delivered to Landlord on execution hereof, if requested by Landlord, and that this Lease is binding upon Tenant in accordance with its terms.

(c) EXAMINATION OF LEASE. Submission of this instrument by Landlord to Tenant for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed by their duly authorized representatives as of the date first above written.

TENANT:                                     LANDLORD:

HIGH SPEED ACCESS CORP.,                    KOLL-LSI I, LLC, a Delaware limited liability company
a Delaware corporation
                                            By: KDC-OC, LLC, a Delaware limited liability
By:  /s/ High Speed Access Corp.            company, its Co-Manager
     ---------------------------
                                            By: Koll Development Company, LLC, a Delaware
Print Name:                                 limited liability company, its Sole Member
           ---------------------
                                            By: /s/ Koll Development Company, LLC
Print Title:                                   --------------------------------------------
            --------------------
                                            Name:
                                                 --------------
By:
   -----------------------------            Title:
                                                   ------------
Print Name:
           ---------------------

Print Title:
            --------------------            By: Land Securities Investors, Ltd., a Colorado limited
                                            partnership, its Co-Manager

                                            By: Sunset Management Services, Inc., a Colorado
                                            corporation, its General Partner



                                            By:  /s/ Sunset Management Services, Inc.
                                               --------------------------------------------

                                            Name:
                                                 --------------

                                            Title:
                                                   ------------

                                ADDENDUM TO LEASE



                  This ADDENDUM is attached to, made a part of, incorporated into and amends and supplements that certain Office Building Lease dated February 4, 2000 (the "Lease"), by and between KOLL-LSI I, LLC, A DELAWARE LIMITED LIABILITY COMPANY ("Landlord"), and HIGH SPEED ACCESS CORP., A DELAWARE CORPORATION ("Tenant"). Landlord and Tenant agree that, notwithstanding anything contained in the Lease to the contrary, the provisions set forth in this Addendum will be deemed to be a part of the Lease and will supersede any contrary provision in the Lease and shall prevail and control for all purposes. All references in the Lease and this Addendum to the defined term "Lease" are to be construed to mean the Lease as amended and supplemented by this Addendum. Terms which are not defined in this Addendum have the meanings given to them in the Lease. The paragraphs below are numbered consecutively with those in the Lease.

40. OPTIONS TO EXTEND. As additional consideration for the covenants of Tenant hereunder, Landlord hereby grants unto Tenant two options (each an "Option") to extend the Term of the Lease for two (2) additional terms of five (5) years (each an "Option Term"). The Option shall apply to all of the space currently under Lease at the time such Option is exercised and shall be on the following terms and conditions:

         A. Written notice (each "Tenant's Notice") of Tenant's interest in exercising the applicable Option shall be given to Landlord (i) as to the first Option Term, no earlier than twelve (12) months and no later than nine (9) months prior to the expiration of the initial Term of the Lease; and (ii) as to the second Option Term, no earlier than twelve (12) months and no later than nine (9) months prior to the expiration of the first Option Term. Not later than thirty (30) days after receiving Tenant's Notice, Landlord shall give to Tenant notice of the rental rate applicable during the applicable Option Term, in accordance with subparagraph E below ("Landlord's Notice").

         B. Tenant shall have fifteen (15) days following Tenant's receipt of Landlord's Notice within which to exercise the then applicable Option by delivering written notice of such exercise to Landlord under the rental rate set forth in Landlord's Notice. If Tenant timely exercises the then applicable Option, the Lease shall be deemed extended and thereafter the parties shall execute an amendment to the Lease setting forth the terms of the extension.

         C. Unless Landlord is timely notified by Tenant in accordance with subparagraphs A and B above, it shall be conclusively deemed that Tenant does not desire to exercise an Option, and the Lease shall expire in accordance with its terms, at the end of the initial Term of the Lease (or the first Option Term, as applicable).

         D. Tenant's right to exercise an Option shall be conditioned on: (i) Tenant's not being in default under the Lease at the time of exercise of the then applicable Option or at the time of the commencement of the applicable Option Term; and (ii) Tenant's not having subleased more than twenty-five percent (25%) of the Premises or assigned its interest under the Lease as of the commencement of the applicable Option Term or having vacated more than twenty-five percent (25%) of the Premises.

         E. The Options granted hereunder shall be upon the terms and conditions contained in the Lease except that there shall be no further option to extend the term of the Lease beyond the second Option Term and except that the rental to be paid by Tenant to Landlord during each such Option Term shall be the comparable renewal rate for comparable renewal space in first-class office buildings in the Jefferson Corporate Center as of the date of Landlord's Notice, but in no event shall the rental rate be less than the rent (including Base Rent, Tenant's Percentage of Operating Expenses) which Tenant is paying immediately prior to the commencement of the then applicable Option Term.

         F. After exercise of the second Option above described, there shall be no further rights on the part of Tenant to extend the term of the Lease.

41. LETTER OF CREDIT. Tenant shall provide to Landlord, no later than five (5) business days after mutual execution of this Lease, a clean, unconditional, irrevocable letter of credit from a lending institution reasonably acceptable to Landlord in the form attached hereto as Exhibit "I" (the "Letter of Credit") as a guaranty and security for the performance of Tenant's obligations under this Lease on the following terms and conditions:

                  A. It is understood and agreed that the Letter of Credit, or a renewal or substitute therefor approved by Landlord, shall be kept in effect from the date of execution of this Lease through the date that is thirty-six months after the Commencement Date (the "LC Termination Date") in the form attached hereto as Exhibit "I" or in form otherwise approved by Landlord. The initial Letter of Credit shall be in the amount of $225,000.00 and shall increase to $750,000.00 on May 1, 2000 (the "LC Maximum"). Eighteen (18) months following the Commencement Date, if the Letter of Credit has not been presented for payment in accordance with this paragraph, the LC Maximum shall be decreased by $375,000.00 (resulting in the Letter of

Credit in the amount of $375,000.00); if the Letter of Credit has not been presented for payment in accordance with this paragraph thirty-six (36) months following the Commencement Date, the LC Maximum shall be reduced by an additional $375,000.00 (resulting in a Letter of Credit in the amount of $0.00). The foregoing reductions shall not be applicable if and so long as Tenant is the subject of a proceeding under any provision of federal or state law relating to insolvency, bankruptcy, or reorganization at the time. If the Letter of Credit would otherwise expire prior to the LC Termination Date, Tenant shall present Landlord with an extension or renewal of the initial Letter of Credit, or a substitute Letter of Credit in the same form as Exhibit "I" in the then required amount no later than ten (10) business days prior to the expiration date of such initial Letter of Credit, from a lending institution subject to Landlord's reasonable approval; such extension, renewal or substitute Letter of Credit shall be effective no later than the day prior to the expiration of the initial Letter of Credit and shall continue in effect for not less than the period ending with the LC Termination Date and shall be in the amount provided above. Tenant agrees that in an event of default by Tenant, Landlord shall have a right to present the Letter of Credit (or the renewal, extension or substitute) for payment, with amounts received to be held and applied in accordance with subparagraph B below. Any failure of Tenant to provide Landlord with an extension, renewal or substitute Letter of Credit, as required hereunder, shall be deemed an event of default under the Lease and Landlord shall have a right to present the Letter of Credit in accordance with the foregoing provision. If the Letter of Credit has not been presented for payment in accordance with this Section on or before the LC Termination Date, Landlord shall return the Letter of Credit to Tenant within ten (10) days after the LC Termination Date. Tenant agrees that in the event of any transfer or mortgage, Landlord shall have the right to transfer the Letter of Credit or substitute to the transferee or mortgagee (and Tenant shall pay any costs or fees charged by the issuer to permit such transfer), and if the Letter of Credit has been transferred, Tenant shall look solely to such transferee for the return of the Letter of Credit (or substitute). Landlord shall give written notice to Tenant of transfer of Landlord's interest resulting in transfer of the Letter of Credit. Landlord shall deliver the then-current effective Letter of Credit to Tenant upon receipt of any conforming renewal or substitute Letter of Credit provided in accordance with this Paragraph and cooperate with the issuing bank to effect the release of such then-current effective Letter of Credit.

                  B. If an event of default occurs or this Lease is terminated, Landlord may use, apply or retain all or any portion of the amounts received under the Letter of Credit, if any, for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby . Sixty (60) days following the later of the expiration of the Lease or Tenant's vacation of the Premises, any amounts drawn upon the Letter of Credit that are not applied for payment of amounts in accordance with the foregoing provision shall be returned to Tenant, without payment of interest.

                  C. Landlord and Tenant agree that the annual fees charged by the lending institution issuing the Letter of Credit (or any renewal, extension, or substitute therefor) shall be paid by Tenant.

42. GOLF MEMBERSHIP. Landlord agrees to pay on behalf of Tenant a one-time initiation fee for one (1) Corporate Plus golf membership ("Membership") at Deer Creek Golf Club at Meadow Ranch (which total price shall not exceed $13,000) effective on the Commencement Date of the Lease. To the extent such membership is assignable, Tenant hereby covenants and agrees to assign to Landlord the Membership upon an event of default, the expiration or other early termination of this Lease. This provision shall expressly survive the termination of the Lease.

43. RIGHT OF FIRST REFUSAL. Landlord hereby grants to Tenant during the initial Term of this Lease a right of refusal (the "Right of Refusal") to lease any space in the next speculative office building to be constructed by Landlord in the Jefferson Corporate Center (the "Refusal Space") on the following basis:

                  A. Tenant shall have five (5) business days after being notified by Landlord, in writing, of Landlord's desire to accept an offer to lease all or any part of the Refusal Space to a third party (which notice is hereinafter referred to as "Landlord's Notice") within which to notify Landlord, in writing, if Tenant desires to lease such space for the balance of the Term of this Lease. Landlord's Notice shall include the economic terms and conditions of such contemplated lease transaction with the third party. Tenant must exercise the Right of Refusal with respect to all of the Refusal Space offered to Tenant under the specific proposal and may not elect to lease only a portion thereof.

                  B. If Tenant elects to lease any portion of the Refusal Space offered within the later of the first twelve (12) months of the initial Term, or within six (6) months after the Refusal Space becomes "Available" (as such term is hereafter defined), then such Refusal Space shall be leased to Tenant for the balance of the Term of this Lease (the initial Term as extended pursuant to this Lease), with the Base Rent calculated at the same rate per rentable square foot as set forth herein, with Tenant's Percentage of Operating Expenses equitably adjusted in light of the relative square footage of the speculative building occupied by Tenant, and with the tenant improvement allowance equitably adjusted in light of the balance of the Term remaining, but otherwise such space shall generally be on the terms and conditions of this Lease. If Tenant exercises it's Right of Refusal after the later of the first twelve (12) months of the initial Term, or six (6) months after the Refusal Space becomes Available, then the Base Rent and other terms of such occupancy shall be as set forth in Landlord's Notice, and Landlord and Tenant shall execute either an amendment to this Lease or a separate lease for the speculative office building to memorialize the basic terms set forth in Landlord's Notice. For purposes of this Section 43, the term "Available" shall mean the date on which Landlord actually breaks ground on construction of the next speculative office building in the Jefferson Corporate Center.

                  C. If Tenant does not notify Landlord within such five (5) business day period, it shall be conclusively presumed that Tenant does not desire to exercise its Right of Refusal with respect to the Refusal Space offered, and Landlord shall be free to lease such space to a third party. The rights granted Tenant herein shall continue only so long as there is no uncured event of default hereunder by Tenant. In the event of an assignment of the Lease or a subletting or vacation of more than 25% of the Premises, Tenant's rights under this Paragraph are null and void. Notwithstanding the foregoing, the right granted in this section is personal to Tenant, is not assignable and may not be exercised by any sublessee or assignee of Tenant, regardless of whether the sublessee or assignee has been approved by Landlord.

44. RIGHT OF OFFER. Landlord hereby grants to Tenant during the Term of this Lease (the initial Term as actually extended by Tenant pursuant to any extension rights granted Tenant herein) a continuing right to offer to lease any space that may become available for lease from time-to-time in the next speculative office building contemplated for construction by Landlord in the Jefferson Corporate Center (the "Offer Space"). Tenant shall have such right with respect to the Offer Space on the following basis:

         A. Landlord agrees to notify Tenant as soon as the Offer Space is available for leasing by Tenant ("Landlord's Offer Notice"). Landlord shall also forward to Tenant with Landlord's Offer Notice any marketing or promotional materials, if any, Landlord has prepared with respect to the Offer Space. Tenant shall have ten (10) days after receipt of any such notice within which to notify Landlord if Tenant desires to lease the Offer Space, or the portion so offered, for the balance of the Term of Tenant's Lease hereunder (or such longer term as agreed to by Landlord and Tenant). If Tenant does not so notify Landlord within the ten (10) day period, it shall be conclusively deemed that Tenant does not desire to lease such space, Landlord shall be free to lease the Offer Space to anyone whom it desires (at a reasonable rate) and Tenant shall have no further rights with respect to such space until such space next becomes available for leasing to the public. Tenant's ongoing Right of Offer hereunder is hereby made expressly prior to all options and rights of extension, expansion, first offer and refusal in favor of other tenants in the speculative building who occupy less than 5,000 rentable square feet of space in the speculative building. Tenant's ongoing Right of Offer hereunder is hereby made subject and subordinate to all options and rights of extension, expansion, first offer and refusal in favor of other tenants in the speculative building who occupy more than 5,000 rentable square feet of space in the speculative building.

         B. Landlord's Offer Notice shall set forth the following alternative terms applicable to the Offer Space: (i) the lease term, rental rate, operating expense ratio, parking allocations, tenant finish allowance, and all leasing concessions that Landlord intends to offer to a third party for lease of the Offer Space; and (ii) the rental rate, operating expense ratio and tenant finish allowance that Landlord is willing to make available to Tenant assuming that the term as to the Offer Space shall be coterminous with the balance of the Term under the Lease. Tenant's responsive notice, as referred to above, shall include Tenant's election of either (i) or (ii), with all other terms of the Lease being applicable to such Offer Space if Tenant exercises Tenant's right hereunder.

         C. The rights granted Tenant herein shall continue only so long as there is no event of default hereunder by Tenant. In the event of an assignment of the Lease or a subletting or vacation of more than 25% of the Premises, Tenant's rights under this Paragraph are null and void. Notwithstanding the foregoing, the rights granted in this section are personal to Tenant, are not assignable and may not be exercised by any sublessee or assignee of Tenant, regardless of whether the sublessee or assignee has been approved by Landlord. If Tenant elects to add the Offer Space to the Lease, Tenant will accept such space in its "as is" condition without any remodeling work or fix-up work being performed by Landlord, except as may be provided in Landlord's Offer Notice.

45. HEADQUARTERS PARCEL. Landlord and Tenant hereby acknowledge and agree that Tenant may choose to locate its corporate headquarters within the Jefferson Corporate Center and Tenant wants Landlord to designate an approximately 6 - 8 acre site (the "Headquarters Parcel") owned by Landlord within the Jefferson Corporate Center for Landlord to construct Tenant's build-to-suit headquarters building if Tenant elects to locate its headquarters in the Jefferson Corporate Center in the future. The current designation of the Headquarters Parcel is depicted as Site 5 on Exhibit "A-I" attached hereto. Landlord hereby grants Tenant the following rights with respect to the Headquarters Parcel:

                  A. If during the initial Term of the Lease, Landlord intends to develop the Headquarters Parcel (e.g. for a build to suit project for a third party or as a speculative office building), then Landlord shall deliver written notice to Tenant of such contemplated development of the Headquarters Parcel. Tenant shall have thirty (30) days after receipt of such notice to negotiate an agreement with Landlord (the form, terms and conditions of such agreement to be mutually acceptable to both Landlord and Tenant) for Landlord to develop the Headquarters Parcel for Tenant's use thereof.

                  B. If Landlord and Tenant have not executed an agreement (in form and content satisfactory to each) within the thirty (30) day period, then Tenant shall be deemed to have waived the rights set forth herein with respect to the that specific Headquarters Parcel, but Landlord agrees to select another mutually agreed upon site within the Jefferson Corporate Center for Tenant's proposed headquarters and Tenant and Landlord will execute an amendment to the Lease evidencing such alternative headquarters location. In the event Tenant waives or is deemed to have waived its rights under this Paragraph or the initial Term has expired, thereafter, at the request of Landlord, Tenant shall deliver a certificate to Landlord acknowledging such waiver or, if applicable, that such right is no longer effective.

                  C. The rights granted Tenant herein shall continue only so long as there is no uncured event of default hereunder by Tenant. The rights granted in this section are personal to Tenant, are not assignable and may not be exercised by any sublessee or assignee of Tenant, regardless of whether the sublessee or assignee has been approved by Landlord.

                      MASTER SITE PLAN FOR THE DEVELOPMENT



                                [To be supplied]



                                  EXHIBIT "A-I"

                  SITE PLAN FOR THE PREMISES AND PARKING AREA



                                [To be supplied]



                                 EXHIBIT "A-II"

                          FLOOR PLANS FOR THE BUILDING



                                [To be supplied]



                                 EXHIBIT "A-III"

                   RENTABLE SQUARE FEET AND USABLE SQUARE FEET


         The term "Rentable Square Feet" as used in the Lease will be deemed to include the "Rentable Area" of the Premises determined in accordance with the Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1996 as attached hereto as Schedule 1 to this Exhibit B (the "BOMA Standard"). Upon substantial completion of the Building, Landlord and Tenant's architect shall calculate the Rentable Area in the Premises pursuant to the BOMA Standard set forth herein. Upon field confirmation of the Rentable Area in the Premises as set forth in the BOMA Standard, Landlord and Tenant will execute the Notice and Confirmation of Lease Terms in the form attached to this Lease as Exhibit D setting forth, among other items, the Rentable Area in the Building and Premises, the Monthly Base Rent and the Tenant Improvement Allowance. Upon field confirmation of the Rentable Area as set forth herein and execution of the Notice and Confirmation of Lease Terms, the Rentable Area, Monthly Base Rent, and Tenant Improvement Allowance figures set forth in the Notice and Confirmation of Lease Terms shall be agreed numbers and shall remain fixed for the balance of the Term. Notwithstanding the foregoing, Tenant's Percentage as shown in Paragraph 1 of the Lease is agreed to be as set forth in Subparagraph 1(g) of the Lease.




                                   EXHIBIT "B"

                              WORK LETTER AGREEMENT

This WORK LETTER AGREEMENT ("Work Letter Agreement") is entered into as of the 4th day of February 2000, by and between KOLL-LSI I, LLC ("Landlord"), and HIGH SPEED ACCESS CORP. ("Tenant").


                                R E C I T A L S :



A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit "A" attached to the Lease. All terms not defined herein have the same meaning as set forth in the Lease. To the extent applicable, the provisions of the Lease are incorporated herein by this reference.

B. In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

NOW WHEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereby acknowledge and agree as follows:

1. LANDLORD'S WORK AND TENANT IMPROVEMENTS.

         A. LANDLORD'S WORK. Landlord, at its sole cost and expense (i.e. not deducted from the Tenant Improvement Allowance), shall construct the Building in a good and workmanlike manner and substantially in accordance with plans (the "Plans") dated June 30, 1999, and prepared by MOA Architects ("Landlord's Work"). The Plans will not be modified without Tenant's reasonable prior written consent, which consent may be given in the field during construction based on discussions between the Contractor and Tenant's architect. Landlord shall perform Landlord's Work in compliance with all applicable laws, rules and regulations. In addition to the foregoing, Landlord's Work shall include the following items:

o Landlord agrees to construct a concrete pad outside the Building in a location reasonably acceptable to both Landlord and Tenant for Tenant's back up generator together with two (2) four inch conduits from the concrete pad to the Building.

o Landlord agrees to provide cable (CATV) to the Building. All distribution shall be at Tenant's sole cost and expense.

o Landlord will provide capacity for electric current to the Premises of at least 5 watts per square foot in the Premises (exclusive of lighting fixtures and HVAC) for normal office and business machines which operate on standard 110 voltage.

         B. TENANT IMPROVEMENTS. As used in the Lease and this Work Letter Agreement, the term "Tenant Improvements" or "Tenant Improvement Work" means those items of general tenant improvement construction shown on the Final Plans (described in Paragraph 4 below), more particularly described in Paragraph 5 below.

2. WORK SCHEDULE. Attached hereto as Schedule 1 to this Exhibit C is the schedule ("Work Schedule") which sets forth the timetable for the planning and completion of the installation of the Tenant Improvements and the Commencement Date of the Lease. The Work Schedule sets forth each of the various items of work to be done or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. All plans and drawings required by this Work Letter Agreement and all work performed pursuant thereto are to be prepared and performed in accordance with the Work Schedule. Landlord may, from time to time during construction of the Tenant Improvements, modify the Work Schedule by written notice describing the change as Landlord reasonably deems appropriate. If Tenant fails to approve the Work Schedule, as it may be modified after discussions between Landlord and Tenant within five (5) business days after the date the Work Schedule is first received by Tenant, the Work Schedule shall be deemed to be approved by Tenant as submitted. Unless the Work Schedule sets forth a different time schedule for Landlord to review and respond to any item required to be submitted by Tenant to Landlord




                                   EXHIBIT "C"
                                   -----------
                                     Page 1
hereunder, Landlord will respond to any Tenant submittal under this Work Letter within five (5) business days after receipt of such item from Tenant.

3. CONSTRUCTION REPRESENTATIVES. Landlord hereby appoints the following person(s) as Landlord's representative ("Landlord's Representative") to act for Landlord in all matters covered by this Work Letter Agreement: Rob Gilmore with Alan Fishman as a backup if Rob is not available.

Tenant hereby appoints the following person(s) as Tenant's representative ("Tenant's Representative") to act for Tenant in all matters covered by this Work Letter Agreement: Richard Pulley.

All communications with respect to the matters covered by this Work Letter Agreement are to made to Landlord's Representative or Tenant's Representative, as the case may be, in writing in compliance with the notice provisions of the Lease. Either party may change its representative under this Work Letter Agreement at any time by written notice to the other party in compliance with the notice provisions of the Lease.

4. TENANT IMPROVEMENT PLANS.

(a) PREPARATION OF SPACE PLANS. In accordance with the Work Schedule, Tenant agrees to meet with its architect and/or space planner for the purpose of promptly preparing preliminary space plans for the layout of Premises ("Space Plans"). The Space Plans are to be sufficient to convey the architectural design of the Premises and layout of the Tenant Improvements therein and are to be submitted to Landlord in accordance with the Work Schedule for Landlord's approval. If Landlord reasonably disapproves any aspect of the Space Plans, Landlord will advise Tenant in writing of such disapproval and the reasons therefor in accordance with the Work Schedule. Tenant will then submit to Landlord for Landlord's approval, in accordance with the Work Schedule, a redesign of the Space Plans incorporating the revisions reasonably required by Landlord. Tenant agrees to use is best efforts to have the Space Plans finalized and delivered to Landlord no later than February 10, 2000.

(b) PREPARATION OF FINAL PLANS. Based on the approved Space Plans, and in accordance with the Work Schedule, Tenant's architect will prepare complete architectural plans, drawings and specifications and complete engineered mechanical, structural and electrical working drawings for all of the Tenant Improvements for the Premises (collectively, the "Final Plans"). The Final Plans will show: (a) the subdivision (including partitions and walls), layout, lighting, finish and decoration work (including carpeting and other floor coverings) for the Premises; (b) all internal and external communications and utility facilities which will require conduiting or other improvements from the base Building shell work and/or within common areas; and (c) all other specifications for the Tenant Improvements. The Final Plans will be submitted to Landlord no later than March 3, 2000, for its review, comment and/or approval. If Landlord disapproves any aspect of the Final Plans based only on failure to comply with applicable code requirements or any material inconsistency with the Space Plans, Landlord's Work or the base building drawings, Landlord will advise Tenant in writing of such disapproval and the reasons therefor within the time frame set forth in the Work Schedule. In accordance with the Work Schedule, Tenant will then cause its architect to redesign the Final Plans incorporating the revisions requested by Landlord. Landlord and Tenant will follow this process until Landlord signs the Final Plans to confirm its approval of the Final Plans. Because Tenant's architect is preparing the Space Plan and Final Plans, any delay in the preparation or approval of the Space Plan and/or Final Plans (unless caused solely by Landlord's failure to timely respond as required hereunder) shall be deemed Tenant Delay as set forth in Section 9 below.

(c) REQUIREMENTS OF TENANT'S FINAL PLANS. Tenant's Final Plans will include locations and complete dimensions, and the Tenant Improvements, as shown on the Final Plans, will: (i) be compatible with the Building shell and with the design, construction and equipment of the Building; (ii) if not comprised of the Building standards set forth in the written description thereof (the "Standards"), then compatible with and of at least equal quality as the Standards and approved by Landlord; (iii) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations; (iv) not require Building service beyond the level normally provided to other office tenants and will not overload the Building floors; and (v) be of a nature and quality consistent with the overall objectives of Landlord for the Building, as determined by Landlord acting reasonably, but which decision shall be made in its sole and absolute discretion.

(d) SUBMITTAL OF FINAL PLANS. Once approved by Landlord and Tenant, Tenant's architect will submit the Final Plans to the appropriate governmental agencies for plan checking and the issuance of a building permit. Tenant's architect, with


                                   EXHIBIT "C"
                                   -----------
                                     Page 2

Landlord's reasonable approval, will make any changes to the Final Plans which are requested by the applicable governmental authorities to obtain the building permit. After approval of the Final Plans no further changes may be made without the reasonable prior written approval of both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of such changes. Tenant hereby acknowledges that any such changes will be subject to the terms of Paragraph 10 below.

(e) CHANGES TO SHELL OF BUILDING. If the Final Plans or any amendment thereof or supplement thereto shall require changes in the Building shell (except for those items of Landlord's Work set forth in Paragraph 1A above) , the increased cost of the Building shell work caused by such changes will be paid for by Tenant or charged against the "Allowance" described in Paragraph 5 below, and the corresponding time delay will constitute Tenant Delay as defined in Section 9 below.

(f) WORK COST ESTIMATE AND STATEMENT. Prior to the commencement of construction of any of the Tenant Improvements shown on the Final Plans, Landlord will submit to Tenant a written estimate of the cost to complete the Tenant Improvement Work, which written estimate will be based on the Final Plans taking into account any modifications which may be required to reflect changes in the Final Plans required by the City or County in which the Premises are located (the "Work Cost Estimate"). Landlord will use reasonable efforts to ensure it receives competitive bids for the Tenant Improvement Work. Tenant will either approve the Work Cost Estimate or disapprove specific items and submit to Landlord revisions to the Final Plans to reflect deletions of and/or substitutions for such disapproved items. Submission and approval of the Work Cost Estimate will proceed in accordance with the Work Schedule. Upon Tenant's approval of the Work Cost Estimate (such approved Work Cost Estimate to be hereinafter known as the "Work Cost Statement"), Landlord will have the right to purchase materials and to commence the construction of the items included in the Work Cost Statement pursuant to Paragraph 6 hereof. If the total costs reflected in the Work Cost Statement exceed the Allowance described in Paragraph 5 below, Tenant agrees to pay such excess, as additional rent, within five (5) business days after Tenant's approval of the Work Cost Estimate. Throughout the course of construction, any differences between the estimated Work Cost in the Work Cost Statement and the actual Work Cost will be determined by Landlord and appropriate adjustments and payments by Landlord or Tenant, as the case may be, will be made within five (5) business days thereafter.

5. PAYMENT FOR THE TENANT IMPROVEMENTS.

(a) ALLOWANCE. Landlord hereby grants to Tenant a tenant improvement allowance of $25.00 per Rentable Square Foot of the Premises (the "Allowance"). The Allowance is to be used only for:

(i) Payment of the cost of preparing the Space Plans and the Final Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Final Plans, which amount will not exceed $1.50 per rentable square foot in the Premises. The Allowance will not be used for the payment of extraordinary design work not consistent with the scope of the Standards (i.e., above-standard design work) or for payments to any other consultants, designers or architects other than Landlord's architect and/or Tenant's architect.

(ii) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

(iii) To the extent not provided by Landlord as a part of Landlord's Work, as defined in Section 1 above, construction of the Tenant Improvements, including, without limitation, the following:

         (aa) Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

         (bb) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work necessary for the Premises;

         (cc) The furnishing and installation of all duct work, terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning systems within the Premises, including the cost of meter and key control for after-hour air conditioning;




                                   EXHIBIT "C"
                                   -----------
                                     Page 3

         (dd) Any additional improvements to the Premises required for Tenant's use of the Premises including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems or improvements;

         (ee) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, necessary for the Premises;

         (ff) All plumbing, fixtures, pipes and accessories necessary for the Premises;

         (gg) Testing and inspection costs; and

         (hh) Fees for Landlord's tenant improvement coordinator in the amount of three percent (3%) of the actual Work Cost, and fees for the contractor including, but not limited to, fees and costs attributable to general conditions.

(iv) All other costs to be expended by Landlord in the construction of the Tenant Improvements.

(b) EXCESS COSTS. The cost of each item referenced in Paragraph 5(a) above (except for Landlord's Work) shall be charged against the Allowance. If the Work Cost exceeds the Allowance, Tenant agrees to pay to Landlord such excess including fees for the contractor and Landlord's standard three percent (3%) fee for the tenant improvement coordinator associated with the supervision of such excess work prior to the commencement of construction within five (5) business days after invoice therefor (less any sums previously paid by Tenant for such excess pursuant to the Work Cost Estimate). In no event will the Allowance be used to pay for Tenant's furniture, artifacts, equipment, telephone systems or any other item of personal property which is not affixed to the Premises, or for any non-standard tenant improvements, which includes, but is not limited to, raised floor computer rooms, labs, rooms with above-standard HVAC distribution, and any other improvement that cannot be reused by 90% of the tenants in the market, as reasonably determined by Landlord (hereafter "Special Items"). If Tenant does not utilize all of the Allowance due to the inclusion of numerous Special Items as part of the Tenant Improvements, then Landlord will meet with Tenant, in a good faith manner, to discuss the possibility of receiving a credit against the unused portion of the Allowance to be applied against the cost of the Special Items.

(c) CHANGES. If, after the Final Plans have been prepared and the Work Cost Statement has been established, Tenant requires any changes or substitutions to the Final Plans, any additional costs related thereto including fees for the contractor and Landlord's standard three percent (3%) fee for the tenant improvement coordinator associated with the supervision of such changes or substitutions are to be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements. Any changes to the Final Plans will be approved by Landlord and Tenant in the manner set forth in Paragraph 4 above and will, if necessary, require the Work Cost Statement to be revised and agreed upon between Landlord and Tenant in the manner set forth in Subparagraph 4(f) above. Landlord will have the right to decline Tenant's request for a change to the Final Plans if such changes are inconsistent with the provisions of Paragraph 4 above, or if the change would unreasonably delay construction of the Tenant Improvements and the Commencement Date of the Lease.

(d) GOVERNMENTAL COST INCREASES. If increases in the cost of the Tenant Improvements as set forth in the Work Cost Statement are due to requirements of any governmental agency, Tenant agrees to pay Landlord the amount of such increase including fees for the contractor and Landlord's standard five percent (5%) fee for the tenant improvement coordinator associated with the supervision of such additional work within five (5) days of Landlord's written notice; provided, however, that Landlord will first apply toward any such increase any remaining balance of the Allowance.

(e) UNUSED ALLOWANCE AMOUNTS. Any unused portion of the Allowance upon completion of the Tenant Improvements will not be refunded to Tenant or be available to Tenant as a credit against any obligations of Tenant under the Lease unless Tenant has paid for excess costs as described in Subparagraphs 5(b), 5(c) or 5(d), in which case the unused Allowance may be applied toward such excess cost amounts and paid to Tenant.

6. CONSTRUCTION OF TENANT IMPROVEMENTS. Until Landlord approves the Final Plans and Tenant approves Work Cost Statement pursuant to the process set forth above, Landlord will be under no obligation to cause the construction of any of the Tenant Improvements. Following Tenant's approval of the Work Cost Statement described in



                                   EXHIBIT "C"
                                   -----------
                                     Page 4

Subparagraph 4(f) above and upon Tenant's payment of the total amount by which such Work Cost Statement exceeds the Allowance, if any, Landlord's contractor will commence and diligently proceed with the construction of the Tenant Improvements, subject to Tenant Delays (as described above and in Paragraph 9 below) and Force Majeure Delays (as described in Paragraph 10 below).

7. FREIGHT/CONSTRUCTION ELEVATOR. Landlord will, if appropriate and necessary, make the freight/construction elevator reasonably available to Tenant in connection with initial decorating, furnishing and moving into the Premises. Tenant agrees to pay for any after-hours staffing of the freight/construction elevator, if needed.

8. COMMENCEMENT DATE AND SUBSTANTIAL COMPLETION.

(a) COMMENCEMENT DATE. The Term of the Lease will commence on the date (the "Commencement Date") which is the earlier of: (i) the date Tenant moves into the Premises to commence operation of its business in all or any portion of the Premises (excluding occupancy by Tenant to fixture the Premises); or (ii) the date the Tenant Improvements have been "substantially completed" (as defined below); provided, however, that if substantial completion of the Tenant Improvements is delayed as a result of any Tenant Delays described in Paragraph 9 below, then the Commencement Date as would otherwise have been established pursuant to this Subparagraph 8(a)(ii) will be accelerated by the number of days of such Tenant Delays. Notwithstanding any earlier Commencement Date, in no event shall Tenant be obligated to pay Rent prior to August 1, 2000; provided Tenant shall not be able to occupy the Premises (except to fixture the Premises) for the conduct of Tenant's business prior to August 1, 2000.

(b) SUBSTANTIAL COMPLETION; PUNCH-LIST. For purposes of Subparagraph 8(a)(ii) above, the Tenant Improvements will be deemed to be "substantially completed" when Landlord's contractor certifies in writing to Landlord and Tenant that
Landlord: (a) is able to provide Tenant with reasonable access to the Premises;
(b) has substantially performed all of the Tenant Improvement Work required to be performed by Landlord under this Work Letter Agreement, other than decoration and minor "punch-list" type items and adjustments which do not materially interfere with Tenant's access to or use of the Premises; and (c) has obtained a temporary certificate of occupancy or other required equivalent approval from the local governmental authority permitting occupancy of the Premises. Within ten (10) days after receipt of such certificate from Landlord's contractor, Tenant will conduct a walk-through inspection of the Premises with Landlord and provide to Landlord a written punch-list specifying those decoration and other punch-list items which require completion, which items Landlord will thereafter diligently complete.

(c) DELIVERY OF POSSESSION. Landlord agrees to deliver possession of the Premises to Tenant when the Tenant Improvements have been substantially completed in accordance with Subparagraph (b) above. The parties estimate that Landlord will deliver possession of the Premises to Tenant and the Term of this Lease will commence on or before the estimated commencement date set forth in the Work Schedule delivered to Tenant pursuant to Paragraph 2 above (the "Projected Commencement Date"). Landlord agrees to use its commercially reasonable efforts to cause the Premises to be substantially completed on or before the Projected Commencement Date. Tenant agrees that if Landlord is unable to deliver possession of the Premises to Tenant on or prior to the Projected Commencement Date, the Lease will not be void or voidable, nor will Landlord be liable to Tenant for any loss or damage resulting therefrom, but if such late delivery is due to Landlord's fault or due to any Force Majeure Delay(s), then, as Tenant's sole remedy, the Commencement Date and the Expiration Date of the Term will be extended one (1) day for each day Landlord is delayed in delivering possession of the Premises to Tenant. In the event that Landlord has not delivered possession of the Premises to Tenant on or before December 31, 2000, then Tenant shall have the right to terminate this Lease by delivering written notice of termination within five (5) business days thereafter. If Tenant fails to timely deliver the termination notice, then Tenant shall be deemed to have waived its termination right granted herein. The December 31, 2000 date shall be extended one day for each corresponding day of Force Majeure Delay and Tenant Delay.

9. TENANT DELAYS. For purposes of this Work Letter Agreement, "Tenant Delays" means any delay in the completion of the Tenant Improvements resulting from any or all of the following: (a) Tenant's failure to timely perform any of its obligations pursuant to this Work Letter Agreement, including any failure to complete, on or before the due date therefor, any action item which is Tenant's responsibility pursuant to the Work Schedule delivered by Landlord to Tenant pursuant to this Work Letter Agreement; (b) Tenant's changes to Space Plans or Final Plans after Landlord's approval thereof; (c) Tenant's request for materials, finishes, or installations which are not reasonably available or which are incompatible with the Standards; (d) any delay of Tenant in making payment to Landlord for Tenant's share of the Work Cost; or (e) any other act or failure to act



                                   EXHIBIT "C"
                                   -----------
                                     Page 5
by Tenant, Tenant's employees, agents, architects, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant. Landlord will give Tenant written notice at such time(s) that Landlord determines there is a Tenant Delay.

10. FORCE MAJEURE DELAYS. For purposes of this Work Letter, "Force Majeure Delays" means any actual delay in the construction of the Tenant Improvements, which is beyond the reasonable control of Landlord or Tenant, as the case may be, as described in Paragraph 33 of the Lease.

IN WITNESS WHEREOF, the undersigned Landlord and Tenant have caused this Work Letter Agreement to be duly executed by their duly authorized representatives as of the date of the Lease.

TENANT:                                     LANDLORD:

HIGH SPEED ACCESS CORP.,                    KOLL-LSI I, LLC, a Delaware limited liability company
a Delaware corporation
                                            By: KDC-OC, LLC, a Delaware limited liability
By:                                         company, its Co-Manager
     ---------------------------
                                            By: Koll Development Company, LLC, a Delaware
Print Name:                                 limited liability company, its Sole Member
           ---------------------
                                            By:
Print Title:                                   ----------------
            --------------------
                                            Name:
                                                 --------------
By:
   -----------------------------            Title:
                                                   ------------
Print Name:
           ---------------------

Print Title:
            --------------------            By: Land Securities Investors, Ltd., a Colorado limited
                                            partnership, its Co-Manager

                                            By: Sunset Management Services, Inc., a Colorado
                                            corporation, its General Partner



                                            By:
                                               ----------------

                                            Name:
                                                 --------------

                                            Title:
                                                   ------------





                                   EXHIBIT "C"
                                   -----------
                                     Page 6

                                   EXHIBIT "C"
                                   -----------
                                     Page 7

                                  WORK SCHEDULE



                                   [Attached]



                                  SCHEDULE "1"
                                       to
                                   EXHIBIT "C"

                     NOTICE AND CONFIRMATION OF LEASE TERMS



To:

Date:

Re: Lease dated _________________, 19__ (the "Lease"), between KOLL-LSI I, LLC, a Delaware limited liability company "Landlord", and "HIGH SPEED ACCESS CORP. Tenant, concerning those specific premises more particularly described in the Lease (the "Premises").

To Whom It May Concern:

In accordance with the subject Lease, we wish to advise and/or confirm as follows:

1. That the Premises have been accepted by the Tenant as being substantially complete in accordance with the subject Lease and that there is no known or readily identifiable deficiency in construction except as may be indicated on the "Punch-List" prepared by Landlord and Tenant, a copy of which is attached hereto.

2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the Lease the Commencement Date is _____________________, and the Term of the Lease will expire on _______________.

3. That in accordance with the Lease, rent commenced to accrue on ___________.

4. If the Commencement Date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter will be for the full amount of the monthly installment as provided for in the Lease.

5. Rent is due and payable in advance on the first day of each and every month during the Term of the Lease. Your rent checks should be made payable to ________________ at the following address: ___________________________.

6. The number of Rentable Square Feet within the Premises is _________ square feet as determined by Landlord and Tenant's architect in accordance with the terms of the Lease.

7. The number of Rentable Square Feet within the Building is ___________ square feet as determined by Landlord and Tenant's architect in accordance with the terms of the Lease.

8. As a result of the confirmation of the Rentable Area in the Building and the Premises as set forth in Exhibit B to the Lease, the Monthly Base Rent pursuant to Section 1(l) of the Lease is __________________________ and the Tenant Improvement Allowance is __________________________ which Tenant Improvement Allowance has been paid in full by Landlord.



                                   EXHIBIT "D"

                       LANDLORD:

                       KOLL-LSI I, LLC, a Delaware limited liability company

                       By: KDC-OC, LLC, a Delaware limited liability company, its Co-Manager

                       By: Koll Development Company, LLC, a Delaware limited liability company, its Sole Member

                       By:
                          ----------------

                       Name:
                            --------------

                       Title:
                              ------------




                       By: Land Securities Investors, Ltd., a Colorado limited partnership, its Co-Manager

                       By: Sunset Management Services, Inc., a Colorado corporation, its General Partner



                       By:
                          ----------------

                       Name:
                            --------------

                       Title:
                              ------------







                                   SAMPLE ONLY
                               [NOT FOR EXECUTION]



                                   EXHIBIT "D"

                        DEFINITION OF OPERATING EXPENSES


1. ITEMS INCLUDED IN OPERATING EXPENSES. The term "Operating Expenses" as used in the Lease to which this Exhibit "E" is attached means: all costs and expenses of operation and maintenance of the Building the Building Common Areas and a pro rata share of the Development Common Areas (as such terms are defined in the Lease), as determined by standard accounting practices, calculated assuming the Building is ninety-five percent (95%) occupied, including the following costs by way of illustration but not limitation, but excluding those items specifically set forth in Paragraph 3 below:

(a) Real Property Taxes and Assessments (as defined in Paragraph 2 below) and any taxes or assessments imposed in lieu thereof;

(b) any and all assessments imposed with respect to the Building pursuant to any covenants, conditions and restrictions affecting the Development, the Common Areas or the Building;

(c) water and sewer charges and the costs of electricity, heating, ventilating, air conditioning and other utilities;

(d) utilities surcharges and any other costs, levies or assessments resulting from statutes or regulations promulgated by any government or quasi-government authority in connection with the use, occupancy or alteration of the Building or the Premises or the parking facilities serving the Building or the Premises;

(e) costs of insurance obtained by Landlord, which Landlord will bid out at least once every three years in an attempt to keep premiums competitive;

(f) waste disposal and janitorial services;

(g) labor;

(h) costs incurred in the management of the Building, including, without limitation: (i) supplies, (ii) wages and salaries (and payroll taxes and similar governmental charges related thereto) of employees used in the management, operation and maintenance of the Building, (iii) Building management office rental, supplies, equipment and related operating expenses, and (iv) a management/administrative fee determined as a percentage of the annual gross revenues of the Building exclusive of the proceeds of financing or a sale of the Building and an administrative fee for the management of the Development Common Area determined as a percentage of Development Common Area Operating Expenses;

(i) supplies, materials, equipment and tools including rental of personal property used for maintenance;

(j) repair and maintenance of the elevators and the structural portions of the Building, including the plumbing, heating, ventilating, air-conditioning and electrical systems installed or furnished by Landlord;

(k)  maintenance, costs and upkeep of all parking and Development Common Areas;

(l) depreciation on a straight line basis and rental of personal property used in maintenance;

(m) amortization on a straight line basis over the useful life [together with interest at the Interest Rate on the unamortized balance] of all capitalized expenditures which are: (i) reasonably intended to produce a reduction in operating charges or energy consumption; or (ii) required under any governmental law or regulation that was not applicable to the Building at the time it was originally constructed; or (iii) for replacement of any Building equipment needed to operate the Building at the same quality levels as prior to the replacement which resulted, in Landlord's sole but reasonable opinion, from Tenant's intensive use of the Premises;

(n) costs and expenses of gardening and landscaping;




                                   EXHIBIT "E"
                                   -----------
                                     Page 1

(o) maintenance of signs (other than signs of tenants of the Building);

(p) personal property taxes levied on or attributable to personal property used in connection with the Building or the Common Areas;

(q) reasonable accounting, audit, verification, legal and other consulting fees; and

(r) costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security and similar items, including appropriate reserves.

When calculating Operating Expenses for purposes of establishing Tenant's Operating Expense Allowance, Operating Expenses shall not include Real Property Taxes and Assessments attributable to special assessments, charges, costs, or fees or due to modifications or changes in governmental laws or regulations including, but not limited to, the institution of a split tax roll, and shall exclude market-wide labor-rate increases due to extraordinary circumstances including, but not limited to, boycotts and strikes and utility increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages.

2. REAL PROPERTY TAXES AND ASSESSMENTS. The term "Real Property Taxes and Assessments", as used in this Exhibit "E", means: any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, improvement bond, tax or similar imposition imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Premises, Building, Common Areas or the Development (as such terms are defined in the Lease), adjusted to reflect an assumption that the Building is fully assessed for real property tax purposes as a completed building ready for occupancy, including the following by way of illustration but not limitation:

(a) any tax on Landlord's "right" to rent or "right" to other income from the Premises or as against Landlord's business of leasing the Premises;

(b) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of "real property taxes" for the purposes of this Lease;

(c) any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or other premises in the Building or the rent payable by Tenant hereunder or other tenants of the Building, including, without limitation, any gross receipts tax or excise tax levied by state, city or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof but not on Landlord's other operations;

(d) any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and/or

(e) any assessment, tax, fee, levy or charge by any governmental agency related to any transportation plan, fund or system (including assessment districts) instituted within the geographic area of which the Building is a part.

Notwithstanding the foregoing, if at any time after the Commencement Date, the amount of Real Property Taxes and Assessments decreases, then for purposes of all subsequent Lease Years, including the Lease Year in which such decrease in Real Property Taxes and Assessments occurs, Tenant's Operating Expense Allowance shall be decreased by an amount equal to such decrease in Real Property Taxes and Assessments.




                                   EXHIBIT "E"
                                   -----------
                                     Page 2

3. ITEMS EXCLUDED FROM OPERATING EXPENSES. Notwithstanding the provisions of Paragraphs 1 and 2 above to the contrary, "Operating Expenses" will not include:

(a) Landlord's federal, state or local income, franchise, inheritance or estate taxes;

(b) any ground lease rental;

(c) costs incurred by Landlord for the repair of damage to the Building to the extent that Landlord is reimbursed by insurance or condemnation proceeds or by tenants, warrantors or other third persons;

(d) depreciation, amortization and interest payments, except as specifically provided herein, and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with standard accounting practices;

(e) brokerage commissions, finders' fees, attorneys' fees, space planning costs and other costs incurred by Landlord in leasing or attempting to lease space in the Building;

(f) costs of a capital nature, including, without limitation, capital improvements, capital replacements, capital repairs, capital equipment and capital tools, all as determined in accordance with standard accounting practices; provided, however, the capital expenditures set forth in Subparagraph 1(m) above will in any event be included in the definition of Operating Expenses;

(g) interest, principal, points and fees on debt or amortization on any mortgage, deed of trust or other debt encumbering the Building or the Development;

(h) costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements for tenants in the Building (including the original Tenant Improvements for the Premises), or incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants of the Building, including space planning and interior design costs and fees;

(i) attorneys' fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building; provided, however, that Operating Expenses will include those attorneys' fees and other costs and expenses incurred in connection with negotiations, disputes or claims relating to items of Operating Expenses, enforcement of rules and regulations of the Building, and such other matters relating to the maintenance of standards required of Landlord under the Lease;

(j) except for the administrative/management fees described in Subparagraph 1(h) above, costs of Landlord's general corporate overhead;

(k) all items and services for which Tenant or any other tenant in the Building is to reimburse Landlord (other than through operating expense pass-through provisions);

(l) electric power costs for which any tenant directly contracts with the local public service company;

(m) costs arising from Landlord's charitable or political contributions;

(n) transfer tax in connection with a sale of the Building; and

(o) costs arising from repair of defects in the original construction of the Building.




                                   EXHIBIT "E"
                                   -----------
                                     Page 3

                      STANDARDS FOR UTILITIES AND SERVICES

The following standards for utilities and services are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto.

Subject to the terms and conditions of the Lease and provided Tenant remains in occupancy of the Premises, Landlord will provide or make available the following utilities and services:

1. Provide non-attended automatic elevator facilities Monday through Friday, except holidays, from 8 a.m. to 6 p.m., and have one elevator available for Tenant's use at all other times.

2. On Monday through Friday, except holidays, from 8 a.m. to 6 p.m. and on Saturday from 8 a.m. to 12 Noon (and other times for a reasonable additional charge to be fixed by Landlord), ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the reasonable judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air conditioning system achieves maximum cooling when the window coverings are extended to the full length of the window opening and adjusted to a 45o angle upwards. Tenant acknowledges and agrees that Landlord will not be responsible for room temperatures if Tenant does not (i) keep all window coverings in the Premises extended to the full length of the window opening and adjusted to a 45o angle upwards whenever the system is in operation; and (ii) abide by all reasonable regulations and requirements which Landlord may prescribe for the proper function and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the chilled and hot water air conditioning supply lines of the Building without Landlord's reasonable prior written approval. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter the mechanical installations or facilities of the Building or the Development or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system will be charged to Tenant if the need for maintenance work results from either Tenant's adjustment of room thermostats or Tenant's failure to comply with its obligations under this Exhibit, including keeping window coverings extended to the full length of the window opening and adjusted to a 45o angle upwards. Such work will be charged at hourly rates equal to then-current journeyman's wages for air conditioning mechanics. Landlord acknowledges that the HVAC system for the Building will allow for separate zone control based on separate 1,000 square foot zones.

3. Landlord will make available to the Premises, 24 hours per day, seven days a week, electric current as required by the Building standard office lighting and fractional horsepower office business machines including copiers, personal computers and word processing equipment in an amount not to exceed five (5) watts per square foot per normal business day (exclusive of the lighting fixtures and HVAC unit). Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for the measured consumption at the average cost per kilowatt hour charged to the Building during the period. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, such cost will be established by an independent licensed engineer selected in Landlord's reasonable discretion, whose fee shall be shared equally by Landlord and Tenant. Tenant agrees not to use any apparatus or device in, upon or about the Premises (other than standard office business machines, personal computers and word processing equipment) which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without the written consent of Landlord. Should Tenant use the same to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge will constitute a breach of the obligation to pay rent under this Lease and will entitle Landlord to the rights therein granted for such breach. Tenant's use of electric current will never exceed the capacity of the feeders to the Building, or the risers or wiring installation and Tenants will not install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises (except standard office business machines, personal computers and word processing equipment) without the prior written consent of Landlord.

4. Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking and lavatory purposes, of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant agrees to pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant will keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof




                                   EXHIBIT "F"
from Tenant. Tenant agrees to pay for water consumed, as shown on such meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated will be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

5. Landlord will provide janitor service to the Premises, provided the same are used exclusively as offices, and are kept reasonably in order by Tenant, and unless otherwise agreed to by Landlord and Tenant no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they will be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant agrees to pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

6. Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electrical systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, when in the judgment of Landlord such actions are desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and Landlord will have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or by reason of the requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel supply. It is expressly understood and agreed that any covenants on Landlord's part to furnish any services pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, will not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.




                                   EXHIBIT "F"

                              ESTOPPEL CERTIFICATE

The undersigned, ________________________________________________ ("Tenant"),
hereby certifies to ______________________________________________ , as follows:

1. Attached hereto is a true, correct and complete copy of that certain lease dated December ____, 1999, between KOLL-LSI I, LLC, a Delaware limited liability company ("Landlord") and HIGH SPEED ACCESS CORP., a __________ ("Tenant") (the "Lease"), regarding the premises located at ____________________________________
(the "Premises"). The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

2. The Term of the Lease commenced on ________________________________________,
19____ .

3. The Term of the Lease will expire on ___________________________________ ,
19_______.

4. The Lease has: (Initial one)

( ___________________________________________________________ ) not been amended, modified, supplemented, extended, renewed or assigned.

( ___________________________________________________________ ) not been amended, modified, supplemented, extended, renewed or assigned by the following described terms or agreements, copies of which are attached hereto:


______________________________________________________________________________

______________________________________________________________________________

5. Tenant has accepted and is now in possession of the Premises.

6. Tenant and Landlord acknowledge that Landlord's interest in the Lease will be assigned to and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of __________________________________________________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

7. The amount of Monthly Base Rent is $ ________________________________ .

8. The amount of Security Deposit (if any) is $ __________________________ . No other security deposits have been made except as follows:
______________________________________________________________________________.

9. Tenant is paying the full lease rental which has been paid in full as of the date hereof. No rent or other charges under the Lease have been paid for more than thirty (30) days in advance of its due date except as follows:
______________________________________________________________________________.

10. All work required to be performed by Landlord under the Lease has been completed except as follows: _____________________________________.


11. There are no defaults on the part of the Landlord or Tenant under the Lease except as follows: ____________________________________.






                                   EXHIBIT "G"

12. Neither Landlord nor Tenant has any defense as to its obligations under the Lease and claims no set-off or counterclaim against the other party except as follows: ______________________________.

13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies other than as provided in the Lease except as follows: _______________________________.

All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

The foregoing certification is made with the knowledge that ___________________
 is relying upon the representations herein made in funding a loan to Landlord in purchasing the Premises.




                                   EXHIBIT "G"

IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of __________________________________, 19 ___.

TENANT:
                                                                               ,
-------------------------------------------------------------------------------
a
  -----------------------------------------------------------------------------

By:
   -----------------------------------------------
   Print Name:                                                  SAMPLE ONLY
              ------------------------------------
   Title:                                                   [NOT FOR EXECUTION]
         -----------------------------------------

By:
   -----------------------------------------------
   Print Name:
              ------------------------------------
   Title:
         -----------------------------------------



                                   EXHIBIT "G"

                              RULES AND REGULATIONS

A. GENERAL RULES AND REGULATIONS. The following rules and regulations govern the use of the Building and the Development Common Areas. Tenant will be bound by such rules and regulations and agrees to cause Tenant's Authorized Users, its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same.

1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice may be installed or displayed on any part of the outside or inside of the Building or the Development without the prior written consent of Landlord. Landlord will have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls are to be printed, painted, affixed or inscribed at the expense of Tenant and under the direction of Landlord by a person or company designated or approved by Landlord.

2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant will immediately discontinue such use. Tenant agrees not to place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises including from within any interior Common Areas.

3. Tenant will not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Development. The halls, passages, exits, entrances, elevators and stairways are not open to the general public, but are open, subject to reasonable regulations, to Tenant's business invitees. Landlord will in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Development and its tenants, provided that nothing herein contained will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building, except Tenant's engineer and/or contractor for maintenance and repair of the satellite dish.

4. Tenant will not obtain for use on the Premises ice, drinking water, food, food vendors, beverage, towel or other similar services or accept barbering or bootblacking service upon the Premises, except at such reasonable hours and under such reasonable regulations as may be fixed by Landlord. Landlord expressly reserves the right to absolutely prohibit solicitation, canvassing, distribution of handbills or any other written material, peddling, sales and displays of products, goods and wares in all portions of the Development except as may be expressly permitted under the Lease. Landlord reserves the right to restrict and regulate the use of the common areas of the Development and Building by invitees of tenants providing services to tenants on a periodic or daily basis including food and beverage vendors. Such restrictions may include limitations on time, place, manner and duration of access to a tenant's premises for such purposes. Without limiting the foregoing, Landlord may require that such parties use service elevators, halls, passageways and stairways for such purposes to preserve access within the Building for tenants and the general public.

5. Landlord reserves the right to require tenants to periodically provide Landlord with a written list of any and all business invitees which periodically or regularly provide goods and services to such tenants at the premises. Landlord reserves the right to preclude all vendors from entering or conducting business within the Building and the Development if such vendors are not listed on a tenant's list of requested vendors.

6. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 8 a.m. the following business day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building or has a pass or is properly identified. Tenant will be responsible for all persons for whom it requests passes and will be liable to Landlord for all acts of such persons. Landlord will not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.





                                   EXHIBIT "H"
                                   -----------
                                     Page 1

7. The directory of the Building or the Development will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

8. All cleaning and janitorial services for the Development and the Premises will be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be employed by Tenant or permitted to enter the Development for the purpose of cleaning the same. Tenant will not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.

9. Landlord will furnish Tenant, free of charge, with two keys to each entry door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install any new additional lock or bolt on any door of the Premises. Tenant, upon the termination of its tenancy, will deliver to Landlord the keys to all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, will pay Landlord therefor.

10. If Tenant requires telegraphic, telephonic, burglar alarm, satellite dishes, antennae or similar services, it will first obtain Landlord's approval, and comply with, Landlord's reasonable rules and requirements applicable to such services, which may include separate licensing by, and fees paid to, Landlord. Landlord will not charge Tenant a fee in excess of $1,200 per month for use of such roof space per satellite dish.

11. Freight elevator(s) will be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord, in its sole and absolute discretion, deems appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord. Tenant's initial move in and subsequent deliveries of bulky items, such as furniture, safes and similar items will, unless otherwise agreed in writing by Landlord, be made during the hours of 6:00 p.m. to 6:00 a.m. or on Saturday or Sunday. Deliveries during normal office hours shall be limited to normal office supplies and other small items. No deliveries will be made which impede or interfere with other tenants or the operation of the Building.

12. Tenant will not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord will have the right to reasonably prescribe the weight, size and position of all safes, heavy equipment, files, materials, furniture or other property brought into the Building. Heavy objects will, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms will be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to any tenants in the Building or Landlord, are to be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devises sufficient to eliminate noise or vibration. Tenant will be responsible for all structural engineering required to determine structural load, as well as the expense thereof. The persons employed to move such equipment in or out of the Building must be reasonably acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property will be repaired at the expense of Tenant.

13. Tenant will not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant will not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor will Tenant bring into or keep in or about the Premises any birds or animals.

14. Tenant will not use any method of heating or air conditioning other than that supplied by Landlord without Landlord's prior written consent.

15. Tenant will not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and will refrain from attempting to adjust controls. Tenant will keep corridor doors closed, and shall keep all window coverings pulled down.





                                   EXHIBIT "H"
                                   -----------
                                     Page 2

16. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building. Without the prior written consent of Landlord, which Landlord may deny with or without cause, Tenant will not use the name, photograph or likeness of the Building or the Development in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

17. Tenant will close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and lighting or gas before Tenant and its employees leave the Premises. Tenant will be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

18. The toilet rooms, toilets, urinals, wash bowls and other apparatus will not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from any violation of this rule will be borne by the tenant who, or whose employees or invitees, break this rule. Cleaning of equipment of any type is prohibited.

19. Tenant will not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant will not use the Premises for any business or activity other than that specifically provided for in this Lease. Tenant will not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

20. Tenant will not install any radio or television antenna, loudspeaker, satellite dishes or other devices on the roof(s) or exterior walls of the Building or the Development without Landlord's prior written consent. Tenant will not interfere with radio or television broadcasting or reception from or in the Development or elsewhere.

21. Except for the ordinary hanging of pictures and wall decorations, Tenant will not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant will not cut or bore holes for wires. Tenant will not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

22. [intentionally omitted]

23. Landlord reserves the right to exclude or expel from the Development any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

24. Tenant will store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant will not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal is to be made in accordance with directions issued from time to time by Landlord.

25. The Premises will not be used for lodging or for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking will be done or permitted on the Premises without Landlord's consent, except the use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven for employees use will be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

26. Neither Tenant nor any of its employees, agents, customers and invitees may use in any space or in the public halls of the Building or the Development any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant will not bring any other vehicles of any kind into the Building.


                                   EXHIBIT "H"
                                   -----------
                                     Page 3

27. Tenant agrees to comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

28. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

29. To the extent Landlord reasonably deems it necessary to exercise exclusive control over any portions of the Common Areas for the mutual benefit of the tenants in the Building or the Development, Landlord may do so subject to reasonable, non-discriminatory additional rules and regulations.

30. Landlord may prohibit smoking in the Building and may require Tenant and any of its employees, agents, clients, customers, invitees and guests who desire to smoke, to smoke within designated smoking areas within the Development.

31. Tenant's requirements will be attended to only upon appropriate application to Landlord's asset management office for the Development by an authorized individual of Tenant. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

32. These Rules and Regulations are in addition to, and will not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord will be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Development.

33. Landlord reserves the right to make such other and reasonable and non-discriminatory Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Development and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional reasonable and non-discriminatory rules and regulations which are adopted. Tenant is responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

B. PARKING RULES AND REGULATIONS. The following rules and regulations govern the use of the parking facilities which serve the Building. Tenant will be bound by such rules and regulations and agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same:

1. Tenant will not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, subtenants, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. No vehicles are to be left in the parking areas overnight and no vehicles are to be parked in the parking areas other than normally sized passenger automobiles, motorcycles and pick-up trucks. No extended term storage of vehicles is permitted.

2. Vehicles must be parked entirely within painted stall lines of a single parking stall.

3. All directional signs and arrows must be observed.

4. The speed limit within all parking areas shall be five (5) miles per hour.

5. Parking is prohibited: (a) in areas not striped for parking; (b) in aisles or on ramps; (c) where "no parking" signs are posted; (d) in cross-hatched areas; and (e) in such other areas as may be designated from time to time by Landlord or Landlord's parking operator.

6. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicle if such vehicle's audio theft alarm system remains engaged for an unreasonable period of time.



                                   EXHIBIT "H"
                                   -----------
                                     Page 4

7. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

8. Landlord may refuse to permit any person to park in the parking facilities who violates these rules with unreasonable frequency, and any violation of these rules shall subject the violator's car to removal, at such car owner's expense. Tenant agrees to use its best efforts to acquaint its employees, subtenants, assignees, contractors, suppliers, customers and invitees with these parking provisions, rules and regulations.

9. Parking stickers, access cards, or any other device or form of identification supplied by Landlord as a condition of use of the parking facilities shall remain the property of Landlord. Parking identification devices, if utilized by Landlord, must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Parking identification devices, if any, are not transferable and any device in the possession of an unauthorized holder will be void. Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to Tenant or any of its agents, employees or representatives who willfully refuse to comply with these rules and regulations and all unposted city, state or federal ordinances, laws or agreements.

10. Loss or theft of parking identification devices or access cards must be reported to the management office in the Development immediately, and a lost or stolen report must be filed by the Tenant or user of such parking identification device or access card at the time. Landlord has the right to exclude any vehicle from the parking facilities that does not have a parking identification device or valid access card. Any parking identification device or access card which is reported lost or stolen and which is subsequently found in the possession of an unauthorized person will be confiscated and the illegal holder will be subject to prosecution.

11. All damage or loss claimed to be the responsibility of Landlord must be reported, itemized in writing and delivered to the management office located within the Development within ten (10) business days after any claimed damage or loss occurs. Any claim not so made is waived. Landlord is not responsible for damage by water or fire, or for the acts or omissions of others, or for articles left in vehicles. In any event, the total liability of Landlord, if any, is limited to Two Hundred Fifty Dollars ($250.00) for all damages or loss to any car. Landlord is not responsible for loss of use.

12. The parking operators, managers or attendants are not authorized to make or allow any exceptions to these rules and regulations, without the express written consent of Landlord. Any exceptions to these rules and regulations made by the parking operators, managers or attendants without the express written consent of Landlord will not be deemed to have been approved by Landlord.

13. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicles which are used or parked in violation of these rules and regulations.

14. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.




                                   EXHIBIT "H"
                                   -----------
                                     Page 5

                               EXHIBIT I TO LEASE

                            FORM OF LETTER OF CREDIT



                              _______________, 1999



Koll-LSI I, LLC




      RE:  Letter of Credit No. ___________

Gentlemen:

      We hereby issue in your favor, at the request and for the account of HIGH
SPEED ACCESS CORP., a              , our irrevocable Letter of Credit in the
amount of $750,000.00 which is available against presentation of your sight draft. The draft must be accompanied by:


      1. This Letter of Credit No. _____________; and

      2. A notarized certification signed as Authorized Signatory on behalf of Koll-LSI I, LLC, or an officer (or member if a limited liability company) or its transferee or assignee, stating essentially as follows:

                  "The undersigned Beneficiary is the owner of the property described in the Office Lease dated between Koll-LSI I, LLC, a Colorado limited liability company, as Landlord, and HIGH SPEED ACCESS CORP., a Delaware corporation, as Tenant (the "Lease"). The amount requested by the draft accompanying this statement is the amount to which Beneficiary is entitled under the terms of the Lease as a result of an Event of Default under the Lease and Beneficiary requests payment of the enclosed draft under the enclosed Letter of Credit."

         This Letter of Credit shall be subject to the Special Conditions set forth on Schedule 1 to Exhibit I, such schedule being considered a part hereof and incorporated herein by reference.

         We hereby agree that all drafts drawn under and in compliance with the terms of this credit shall meet with honor upon presentation and delivery of documents on or before 5:00 p.m., Denver time, ____________________, as specified to the drawee, it being a condition of this Letter of Credit that it shall be automatically extended for periods of at least one year from the present and each future expiration date unless, at least sixty (60) days prior to the relevant expiration date, we notify you, by certified mail, return receipt requested, that we elect not to extend this Letter of Credit for any additional period.

                                   [BANK]


                                   By:

                                   EXHIBIT "I"

                                     Title:





                                   EXHIBIT "I"

                             Schedule 1 to Exhibit I



                     To Letter of Credit No. ______________



         The Letter of Credit shall be governed by the following Special
Conditions:

         1. This Letter of Credit shall be governed by and construed in accordance with the laws of the State of Colorado, including specifically, but not limited to, C.R.S. Sections 4-5-101, et seq., entitled Uniform Commercial Code -- Letters of Credit, as amended. The provisions of Uniform Customs and Practice for Documentary Credits, I.C.C. Publication No. 500, 1983 Revision, 290, effective October 1, 1975, shall not be applicable to this Letter of Credit.

         2. Issuer agrees that it may not defer honor beyond the close of the first banking day after presentment of a sight draft drawn hereunder and accompanying documents.

         3. This Letter of Credit shall be transferable and assignable, without charge, to any person or entity who is the successor or assignee of
Beneficiary's interest under the Lease entered into on or about               ,
between Koll LSI I, LLC, a Delaware limited liability company, as Landlord, and
HIGH SPEED ACCESS CORP., a                . Such transfer shall be accomplished
by providing [BANK] with the appropriate transfer form and the original letter of credit for endorsement; provided, however, that such transfer shall not be subject to the approval of [BANK].




                                   EXHIBIT "I"

         EXHIBIT J TO LEASE

         FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

This Instrument Prepared

By and After Recording

To Be Returned To:

Daniel Kohn, Esq.

Duane, Morris & Heckscher L.L.P.

227 West Monroe Avenue

Suite 3400

Chicago, Illinois 60606



             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         This Subordination, Non-Disturbance and Attornment Agreement ("AGREEMENT") is made as of this _____ day of __________________, 2000, by and between HIGH SPEED ACCESS CORP., a Delaware corporation ("TENANT"), and CORUS BANK, N.A. ("LENDER"), in Chicago, Illinois.

                                 R E C I T A L S

         A. Lender is the owner and holder of that certain Second Deed of Trust, Security Agreement and Financing Statement dated as of January 15, 2000, recorded with the Jefferson County Recorder's Office on January 19, 2000, as Document No. F1006014 (the "DEED OF TRUST"), covering the land and building commonly known as 10901 West Toller Drive, Littleton, Colorado 80127, and legally described in EXHIBIT "A" attached hereto and incorporated herein (the "PROPERTY"). The Deed of Trust and any and all other documents or instruments related thereto, and all renewals, amendments, supplements, restatements, extensions, and modifications thereof and thereto, are hereinafter collectively referred to as the "LOAN DOCUMENTS".

         B. Tenant is the lessee of certain premises (the "DEMISED PREMISES") constituting all of the Property, including all of the three (3) story office building located thereon, such Demised Premises having a common address of 10901 West Toller Drive, Littleton, Colorado 80127, under and pursuant to provisions of a certain Office Building Lease dated ________________, between Koll-LSI I, LLC, a Delaware limited liability company ("LANDLORD"), and Tenant (said Lease as the same may be hereafter modified, amended or extended from time to time is hereinafter collectively referred to as the "LEASE").

         C. Lender has required the execution of this Agreement as a condition of making such deed of trust loan to Landlord.

                                A G R E E M E N T

         For good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

         1. SUBORDINATION. The parties hereby agree that the Lease is and shall at all times be subject and subordinate in all respects to the lien of the Deed of Trust, to all indebtedness and obligations secured thereby, and to all renewals, modifications, extensions, substitutions, rearrangements and replacements thereof.

         2. NON-DISTURBANCE. Lender agrees that, subject to the terms and conditions of this Agreement, if any action or proceeding is commenced by Lender or at Lender's behest for the foreclosure of the Deed of Trust or the sale of the Property or other realization under the Loan Documents, whether by foreclosure, deed in lieu of foreclosure, power of sale, or in any other proceedings made or brought to enforce the rights of Lender, or by any successor to Lender, Tenant shall not be named as a party therein (unless required by law to properly foreclose upon the Deed of Trust), and the sale of the Property in any such action or


                                   EXHIBIT "J"
proceeding and the exercise by Lender of any such action or proceeding and at the time of its other rights under the Deed of Trust shall be made subject to all rights of Tenant under the Lease, provided that at the time of any such action or proceeding and at the time of any such sale or exercise of any such other rights, Tenant shall not be declared in default, and no event shall have occurred which with the giving of notice or passage of time or both could result in a default, under any of the terms, covenants or conditions of the Lease on Tenant's part to be observed or performed.

         3. ATTORNMENT. If the interests of the Landlord in the Property and under the Lease or any portion thereof are acquired by Lender, whether by purchase and sale, foreclosure, deed in lieu of foreclosure, power of sale, or in any other proceeding made or brought to enforce the rights of Lender, or by any successor to Lender, including without limitation any purchaser at a foreclosure sale, Tenant shall be bound to Lender, its successors and assigns under all of the terms, covenants and conditions of the Lease for the balance of the term thereof, with the same force and effect as if they were named as landlord under the Lease, and Tenant does hereby attorn to Lender, its successors and assigns as its landlord, said attornment to be effective and self-operative immediately upon Lender's or its successor's or assign's succeeding to the interests of the Landlord in the Property and under the Lease, without the execution of any other or further instruments on the part of any party hereto. Tenant covenants and agrees from time to time to do all acts and to execute all instruments as may reasonably be requested by Lender for the purposes of fully carrying out and effectuating the purpose and intent of this Agreement, whether by filing with any public office or agency or otherwise.

         4. LIMITATION ON LENDER'S LIABILITY. If Lender succeeds to the interests of Landlord in the Property and under the Lease, Lender shall thereupon be bound to Tenant under all of the terms, covenants and conditions of the Lease, and Tenant shall, from and after Lender's succession to the interests of Landlord, have the same rights and remedies against Lender for breach of the Lease that Tenant would have had under the Lease against Landlord if Lender had not succeeded to the interests of Landlord; provided, however, that Lender shall not be: (a) liable for any act or omission of any prior landlord (including without limitation Landlord); (b) subject to any offsets or defenses which Tenant might have against any prior landlord (including without limitation Landlord); (c) bound by any surrender, cancellation, agreement or modification of the Lease made without the prior written consent of Lender; or (d) bound to return Tenant's security deposit, if any, until such deposit has come into Lender's (or such successor's) actual possession and Tenant would be entitled to such security deposit under the Lease. Lender shall be bound by Tenant's payment of no more than one (1) month's rent in advance under the Lease unless otherwise approved by Lender.

         5. NO MODIFICATION. Tenant agrees that during the term of the Lease or any extension thereof, Tenant will not enter into any amendment or modification of the Lease and will not cancel or surrender the Lease without in any such instance Lender's prior written consent.

         6. NO MERGER. Unless Lender shall otherwise expressly agree in writing, fee title to the Property and the leasehold estate created by the Lease shall not merge but shall remain separate and distinct, notwithstanding the union of said estates either in Landlord, in Tenant or in any third party, by purchase, assignment or in any other matter.

         7. REPRESENTATIONS AND WARRANTIES. Tenant hereby represents and warrants to Lender that there has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws with respect to Tenant.

         8. NOTICE TO LENDER. Tenant shall give Lender copies of all written notices and other written communications given by the Tenant to the Landlord relating to (a) defaults on the part of the Landlord under the Lease, (b) any violations of any ordinances, statutes, laws, rules, codes, regulations or requirements of any governmental agency having jurisdiction over the Property, and (c) any proposed or actual assignment or subletting of all or any portion of the Demised Premises. Prior to pursuing any remedy available to Tenant under the Lease, at law or in equity which Tenant may have as a result of any failure of Landlord to perform or observe any covenant, condition, provision or obligation to be performed or observed by Landlord under the Lease (any such failure hereunder referred to as a "LANDLORD'S DEFAULT"), Tenant shall provide Lender with a notice of Landlord's Default (the "TENANT'S NOTICE"), which notice may be sent concurrently with any similar notice to Landlord, specifying the nature thereof and the remedy which Tenant will elect under the terms of the Lease or otherwise. Lender shall have thirty (30) days from the date of Tenant's Notice (or such lesser time if an emergency exists), or such greater time period as available to Landlord under the Lease, within which to commence to cure Landlord's Default and diligently proceed to complete such cure at all times thereafter. Tenant shall not pursue any remedy available to it as a result of any Landlord's Default unless Lender fails to commence within the time period set forth above or thereafter fails to diligently pursue a cure of any Landlord's Default.

                                   EXHIBIT "J"

         9. ACCESS. Notwithstanding the provisions of the Lease, if Tenant shall not have provided Lender with access to the Demised Premises, and if access is required to remedy such default, the period of time set forth in the Lease in which to remedy same shall not commence until such access is provided to Lender.

         10. NOTICES. Notices shall be in writing and shall be given by personal delivery, telecopier, followed by U.S. mail, overnight courier, or by mail addressed as set forth below. Notice by personal delivery shall be deemed effective upon the delivery of such notice to the party for whom it is intended at the recipient's address. Notice by telecopier shall be deemed given when confirmation has been received. Notice by overnight courier shall be deemed effective twenty-four (24) hours after deposit with a commercial courier or delivery service for overnight delivery within the United States, or on the second (2nd) business day after deposit with an international second day delivery service (as applicable). Notice by mail shall be made by certified or registered mail, return receipt requested, postage prepaid, properly stamped, sealed and addressed, and shall be deemed effective on the second (2nd) business day after deposit in the United States mail. Either party may give notice of any change of address in accordance with the notice procedures described herein.

         TO TENANT:                 High Speed Access Corp.

                                    ------------------------------



         With a copy to:
                                    ------------------------------

                                    ------------------------------



         TO LENDER:                 Corus Bank, N.A.

                                    10 South Riverside Plaza

                                    Chicago, Illinois 60606

                                    Attention: James Dow



         With a copy to:            Duane, Morris & Heckscher L.L.P.

                                    227 West Monroe Avenue, Suite 3400

                                    Chicago, Illinois  60606

                                    Attention: Daniel Kohn, Esq.



         and to:                    Corus Bank, N.A.

                                    3959 North Lincoln Avenue

                                    Chicago, Illinois  60613

                                    Attention: Joel Solomon, Esq.

         11. INTERPRETATION. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of said document.

         12. GOVERNING LAW; LITIGATION. The creation, perfection, priority and enforcement of the lien created by this Agreement shall be governed by and constructed in accordance with the laws of the State of Colorado and in all other respects this Agreement shall be governed by the internal laws of the State of Illinois without regard to principles of conflicts of laws. TO THE EXTENT PERMITTED BY LAW, TENANT HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND ANY FEDERAL COURT SITTING IN CHICAGO, ILLINOIS, OR, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER



                                   EXHIBIT "J"

JURISDICTION OVER THE MATTER IN CONTROVERSY, FOR THE PURPOSE OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER OR TENANT, AND TENANT FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY CERTIFIED MAIL POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. TENANT HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         13. JURY WAIVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, TENANT AND LENDER EACH HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF TENANT AND LENDER WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, TENANT AND LENDER EACH HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT TENANT OR LENDER MAY FILE A COPY OF THIS EXECUTED AGREEMENT WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF TENANT AND LENDER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         14. MISCELLANEOUS. This Agreement may not be amended or modified except by an agreement in writing signed by the party to be charged. If any action or proceeding is brought by any party against any other party arising from or related to this Agreement or the Lease, the prevailing party shall be entitled to recover its reasonable costs and attorneys' fees. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their heirs, representatives, successors and assigns. Time is of the essence. This document represents the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, representations and covenants.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                TENANT:

                                HIGH SPEED ACCESS CORP., a Delaware corporation

                                By:
                                   --------------------------------------------

                                Its:
                                    -------------------------------------------

                                             Duly Authorized

                                LENDER:

                                CORUS BANK, N.A.

                                By:
                                   --------------------------------------------

                                Its:
                                    -------------------------------------------

                                             Duly Authorized

STATE OF ___________       )

                                   EXHIBIT "J"

                           )  SS.

COUNTY OF _________        )

         I, _______________________________, a Notary Public in and for said
County in the State aforesaid, do hereby certify that ______________________________________, ______________ of High Speed Access
Corp., a Delaware corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered such instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes set forth therein set forth.

         Given under my hand and notarial seal this ____ day of ________________, 2000.

                                          -------------------------------------

                                          Notary Public



STATE OF ILLINOIS          )

                           )  SS.

COUNTY OF _________        )

         I, __________________________, a Notary Public in and for said County in the State aforesaid, do hereby certify that __________________________, the ____________________________ of CORUS BANK, N.A. (the "BANK"), who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such __________________, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said Bank, for the uses and purposes therein set forth.

         Given under my hand and notarial seal this ____ day of ______________, 2000.



                                          -------------------------------------

                                          Notary Public




                                   EXHIBIT "J"

                                       5